`                                 EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-10,
                   Asset-Backed Certificates, Series 2005-10

              SCHEDULE A - STRUCTURAL AND COLLATERAL TERM SHEET

                                 $629,045,000
                                 (Approximate)
                        GSAA Home Equity Trust 2005-10
                   GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates



Overview of the Offered Certificates
------------------------------------

-------------------------------------------------------------------------------------------------------------------
                              Approximate                                        Expected               Initial
                                Principal    Certificate        Primary       Credit Support     Pass-Through Rate
      Certificates             Balance(1)       Type        Collateral Group       (3)                   (4)
-------------------------------------------------------------------------------------------------------------------
          1A1                $149,186,000       Sr           Group I (2)         23.15%          LIBOR + 0.290%
          2A1                $254,412,000       Sr          Group II (2)         23.15%          LIBOR + 0.130%
          2A2                 $57,699,000       Sr          Group II (2)         30.84%          LIBOR + 0.280%
          2A3                  $6,412,000       Sr          Group II (2)         23.15%          LIBOR + 0.320%
          2A4                 $36,079,000       Sr          Group II (2)         30.84%          LIBOR + 0.370%
          2A5                  $4,010,000       Sr          Group II (2)         23.15%          LIBOR + 0.400%
          M-1                 $25,109,000       Sub        Group I and II        19.35%          LIBOR + 0.500%
          M-2                 $23,457,000       Sub        Group I and II        15.80%          LIBOR + 0.530%
          M-3                 $13,876,000       Sub        Group I and II        13.70%          LIBOR + 0.550%
          M-4                 $12,224,000       Sub        Group I and II        11.85%          LIBOR + 0.650%
          M-5                 $11,233,000       Sub        Group I and II        10.15%          LIBOR + 0.710%
          M-6                 $10,241,000       Sub        Group I and II         8.60%          LIBOR + 0.770%
          B-1                  $9,250,000       Sub        Group I and II         7.20%          LIBOR + 1.350%
          B-2                  $8,259,000       Sub        Group I and II         5.95%          LIBOR + 1.450%
          B-3                  $7,598,000       Sub        Group I and II         4.80%          LIBOR + 1.900%
-------------------------------------------------------------------------------------------------------------------
         TOTAL               $629,045,000
-------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
                             Estimated                           S&P /Moody's
                             Avg. Life     Principal Payment       Expected
      Certificates            (yrs)(5)       Window (5)(6)          Ratings
------------------------------------------------------------------------------
          1A1                  1.94         09/05 - 01/12          AAA/Aaa
          2A1                  1.00         09/05 - 11/07          AAA/Aaa
          2A2                  3.00         11/07 - 10/10          AAA/Aaa
          2A3                  3.00         11/07 - 10/10          AAA/Aaa
          2A4                  6.15         10/10 - 01/12          AAA/Aaa
          2A5                  6.15         10/10 - 01/12          AAA/Aaa
          M-1                  4.89         08/09 - 01/12          AA+/Aa1
          M-2                  4.70         05/09 - 01/12          AA+/Aa2
          M-3                  4.60         03/09 - 01/12           AA/Aa3
          M-4                  4.55         02/09 - 01/12           AA-/A1
          M-5                  4.51         01/09 - 01/12            A+/A2
          M-6                  4.48         12/08 - 01/12             A/A3
          B-1                  4.46         11/08 - 01/12           A-/Baa1
          B-2                  4.44         11/08 - 01/12          BBB+/Baa2
          B-3                  4.42         10/08 - 01/12          BBB/Baa3
------------------------------------------------------------------------------
         TOTAL
------------------------------------------------------------------------------



Overview of the Non-offered Certificates
----------------------------------------

-----------------------------------------------------------------------------------------------------------------
B-4              $15,197,000         Sub                Group I and II          2.50%          5.000%
-----------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
B-4              N/A                N/A                 N/A
-------------------------------------------------------------------------


(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Cut-Off Date.
(2) The Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4 and Class 2A5 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4 and Class 2A5 Certificates may receive principal payments from the other collateral group.
(3)   Expected fully funded overcollateralization of approximately 2.50%.
(4) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in June 2035.


Selected Mortgage Pool Data (7)
-------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                              Group I              Group II              Aggregate
-------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                               $197,567,749          $475,217,136            $672,784,886
Number of Mortgage Loans:                                           915                 1,687                   2,602
Average Scheduled Principal Balance:                           $215,921              $281,694                $258,565
Interest-Only Loans:                                               100%                  100%                    100%
Weighted Average Gross Coupon:                                   6.824%                6.820%                  6.821%
Weighted Average Net Coupon(8):                                  6.317%                6.313%                  6.314%
Weighted Average FICO Score:                                        663                   669                     667
Weighted Average Original LTV Ratio:                             82.09%                81.81%                  81.89%
Weighted Average Stated Remaining Term (months):                    357                   357                     357
Weighted Average Seasoning (months):                                  3                     3                       3
Weighted Average Months to Roll(9):                                  24                    24                      24
Weighted Average Gross Margin(9):                                 5.55%                 5.67%                   5.64%
Weighted Average Initial Rate Cap(9):                             2.00%                 2.00%                   2.00%
Weighted Average Periodic Rate Cap(9):                            1.00%                 1.00%                   1.00%
Weighted Average Gross Maximum Lifetime Rate(9):                 12.82%                12.83%                  12.82%
-------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and Trustee Fee.
(9) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, fixed-rate and hybrid ARM, interest-only first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Ameriquest Mortgage Company ("Ameriquest"). Approximately 36.16%, 10.24% and 53.60% of the Mortgage Loans have an interest-only term of 24, 36 and 60 months, respectively.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 2.50% and excess spread.

o   The Mortgage Loans will be serviced by Countrywide Home Loans Servicing
    LP.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $637,192,000 and a term of 32 months beginning on the first Distribution Date. The trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 9.69841%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0510 and on Bloomberg as GSAA 05-10.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------
Expected Closing Date:                August 26, 2005

Cut-off Date:                         August 1, 2005

Statistical Calculation Date:         July 1, 2005

Expected Pricing Date:                On or before August 10, 2005

First Distribution Date:              September 26, 2005


Key Terms
---------

Offered Certificates:                 Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates

Non-Offered Certificates:             Class B-4 Certificates

Class A Certificates:                 Class 1A1 and Class 2A Certificates

Class 2A Certificates:                Class 2A1, Class 2A2, Class 2A3, Class 2A4 and Class 2A5 Certificates

Principal Certificates:               Class A, Class M and Class B Certificates

Class M Certificates:                 Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates

Class B Certificates:                 Class B-1, Class B-2, Class B-3 and Class B-4 Certificates

Subordinate Certificates:             Class B and Class M Certificates

Depositor:                            GS Mortgage Securities Corp.

Lead Manager:                         Goldman, Sachs & Co.

Co-Manager:                           Countrywide Securities Corp.

Servicer:                             Countrywide Home Loans Servicing LP

Trustee:                              Deutsche Bank National Trust Company

Custodian:                            Deutsche Bank National Trust Company

Interest Rate Corridor Provider:      Goldman Sachs Capital Markets L.P., as the cap provider. The short term unsecured debt obligations of the guarantor of the cap provider, The Goldman Sachs Group, Inc., are rated
                                      "P-1"by Moody's, "A-1" by S&P, and "F1+" by Fitch. The long term unsecured debt obligations of theguarantor of the cap provider are rated "Aa3" by Moody's, "A+" by S&P, and "AA-" by Fitch.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").
This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 2



Interest Rate Corridor:               This transaction will have a one-month LIBOR interest rate corridor available to pay Basis
                                      Risk Carry forward Amounts on all the LIBOR Certificates. The Interest Rate Corridor will have an initial notional amount of $637,192,000 and a term of 32 months beginning on the first distribution date.

Servicing Fee:                        50 bps

Trustee Fee:                          0.70 bps

Distribution Date:                    25th day of the month or the following Business Day

Record Date:                          For any Distribution Date, the last Business Day of the Interest Accrual Period

Delay Days:                           24 day delay on the Non-Offered Certificates
                                      0 day delay on the Offered Certificates

Prepayment Period:                    The calendar month prior to the Distribution Date

Due Period:                           The period commencing on the second day of the calendar month preceding the month in which the
                                      Distribution Date occurs and ending on the first day of the calendar month in which
                                      Distribution Date occurs.

Day Count:                            Actual/360 basis for the Offered Certificates and 30/360 basis for the Non-Offered
                                      Certificates

Interest Accrual Period:              For the Offered Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment                    30% CPR
Assumption:

Group I Mortgage Loans:               Approximately $197,567,749 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:              Approximately $475,217,136 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Excess Spread:                        The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Cut-Off Date.

                                      Initial Gross WAC (1):                                                        6.8106%

                                         Less Fees & Expenses (2):                                                  0.5070%
                                                                                                          --------------------------
                                      Net WAC (1):                                                                  6.3036%

                                         Less Initial Principal Certificate Coupon (Approx.)(1)(3):                 3.8236%
                                                                                                          --------------------------
                                      Initial Excess Spread (1):                                                     2.4800%

                                      (1)   This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                      (2)   Includes the Servicing Fee and Trustee Fee.

                                      (3)   Assumes 1-month LIBOR equal to 3.5700%, initial marketing spreads and a 30-day month.
                                            This amount will vary on each distribution date based on changes to the weighted average
                                            Pass-Through Rates on the Principal Certificates as well as any changes in day count.

Servicer Advancing:                   Yes as to principal and interest, subject to recoverability.

Compensating                          The Servicer shall provide Compensating Interest equal to the lesser of (A) the aggregate of
Interest:                             the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                      Prepayment Period and (B) its aggregate Servicing Fee received for the related Distribution
                                      Date. No compensating interest will be paid in September 2006.

Optional Clean-up Call:               The transaction has a 10% optional Clean-up call.

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").
This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                 3


Rating Agencies:                      Standard & Poor's Ratings Group and Moody's Investors Service, Inc.

Minimum Denomination:                 $25,000 with regard to each of the Principal Certificates.

Legal Investment:                     It is anticipated that Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class
                                      M-1, Class M-2, Class M-3 and Class M-4 will be SMMEA eligible.

ERISA Eligible:                       Underwriter's exemption is expected to apply to the Offered Certificates. However, prospective purchasers should consult their own counsel.

Tax Treatment:                        All Offered Certificates represent REMIC regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction; which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract.

Prospectus:                           The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                                      Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the
                                      Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the
                                      Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                      CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.






This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC").
This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates
---------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Class B-4 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.50% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 5.00% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in September 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 46.30%.


-------------------------------- ---------------------------------------------- ------------------------------------------------
           Class                       Initial Subordination Percentage                  Step-Down Date Percentage
-------------------------------- ---------------------------------------------- ------------------------------------------------
             A                                      23.15%                                          46.30%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            M-1                                     19.35%                                          38.70%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            M-2                                     15.80%                                          31.60%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            M-3                                     13.70%                                          27.40%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            M-4                                     11.85%                                          23.70%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            M-5                                     10.15%                                          20.30%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            M-6                                      8.60%                                          17.20%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            B-1                                      7.20%                                          14.40%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            B-2                                      5.95%                                          11.90%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            B-3                                      4.80%                                           9.60%
-------------------------------- ---------------------------------------------- ------------------------------------------------
            B-4                                      2.50%                                           5.00%
-------------------------------- ---------------------------------------------- ------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


------------------------------------------------------------------------------------------------------------------------------------
                 Distribution Date                                            Cumulative Realized Loss Percentage:
------------------------------------------------------------------------------------------------------------------------------------
September 2007 - August 2008                  1.20% for the first month, plus an additional 1/12th of 1.500% for each month thereafter (e.g., approximately 1.325% in October 2007)
------------------------------------------------------------------------------------------------------------------------------------

September 2008 - August 2009                  2.70% for the first month, plus an additional 1/12th of 1.550% for each month thereafter (e.g., approximately 2.829% in October 2008)
------------------------------------------------------------------------------------------------------------------------------------

September 2009 - August 2010                  4.25% for the first month, plus an additional 1/12th of 1.250% for each month thereafter (e.g., approximately 4.354% in October 2009)
------------------------------------------------------------------------------------------------------------------------------------

September 2010 - August 2011                  5.50% for the first month, plus an additional 1/12th of 0.650% for each month thereafter (e.g., approximately 5.554% in October 2010)
------------------------------------------------------------------------------------------------------------------------------------

September  2011 and thereafter                                                               6.15%
------------------------------------------------------------------------------------------------------------------------------------

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy), (ii), the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-Off Date exceeds 2.70%, or (iii) if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.290% (0.580% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.130% (0.260% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.280% (0.560% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.320% (0.640% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.370% (0.740% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A5 Pass-Through Rate. The Class 2A5 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus 0.400% (0.800% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.500% (0.750% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.530% (0.795% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.550% (0.825% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.650% (0.975% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.710% (1.065% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 0.770% (1.155% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 1.350% (2.025% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 1.450% (2.175% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus 1.900% (2.850% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) 5.000% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis with respect to the Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Class 1A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap). In the event any Class 1A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 2A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A3 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A4 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A4 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A4 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A5 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A5 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A5 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates; and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, (based on the accrued and unpaid interest distributable to the Class 1A1 Certificates), to the Class 1A1 Certificates, the related accrued certificate

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  interest and any unpaid accrued certificate interest amount for the Class 1A1 Certificates from prior Distribution Dates;

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a) concurrently, to the Class R-1 and Class R-2 Certificates, the Group II Principal Distribution Amount, until their respective certificate principal balances have been reduced to zero;

(b)   concurrently,

      (i) to the Class 1A1 Certificates, the Group I Principal Distribution Amount, until the class certificate balance thereof has been reduced to zero; and

      (ii) to the Class 2A Certificates, the Group II Principal Distribution Amount, in the following order of priority:

            (x) to the Class 2A1 Certificates until its certificate principal balance has been reduced to zero;

            (y) concurrently, to the Class 2A2 and Class 2A3 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A2 and Class 2A3 Certificates will be allocated sequentially, to the Class 2A2 and Class 2A3 Certificates, in that order, until their respective class certificate principal balances have been reduced to zero; and

            (z) concurrently, to the Class 2A4 and Class 2A5 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A4 and Class 2A5 Certificates will be allocated sequentially, to the Class 2A4 and Class 2A5 Certificates, in that order, until their respective class certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (i) and
(ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 2A1, Class 2A2, Class 2A3, Class 2A4 and Class 2A5 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)   concurrently,

      (i) to the Class 1A1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage, until the certificate principal balance thereof has been reduced to zero; and

      (ii) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated in the following order of priority:

            (x) to the Class 2A1 Certificates until its certificate principal balance has been reduced to zero;

            (y) concurrently, to the Class 2A2 and Class 2A3 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero; and

            (z) concurrently, to the Class 2A4 and Class 2A5 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero;

provided, that if after making distributions pursuant to paragraphs (i) and
(ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 2A1, Class 2A2, Class 2A3, Class 2A4 and Class 2A5 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (a) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (a), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the certificate principal balance of such each class has been reduced to zero; and

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the certificate principal balance of such each class has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A1 Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1, until its certificate principal balances has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3, Class 2A4 and Class 2A5 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect: (1) principal distributions to the Class 2A2 and Class 2A3 Certificates will be allocated sequentially to the Class 2A2 and Class 2A3 Certificates, in that order, until their respective certificate principal balances have been reduced to zero and (2) principal distributions to the Class 2A4 and Class 2A5 Certificates will be allocated sequentially to the Class 2A4 Certificates and the Class 2A5 Certificates, in that order, until their respective class certificate principal balances have been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount;

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount;

      (iii) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates, any Class 2A4 Basis Risk Carry Forward Amount to the Class 2A4 Certificates, any Class 2A5 Basis Risk Carry Forward Amount to the Class 2A5 Certificates, pro rata based on their respective certificate principal balances;

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes; and

      (v) (A) from any available Interest Rate Corridor payments, concurrently to the Class A Certificates up to their respective unpaid Basis Risk Carry Forward Amounts (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the master servicing and trust agreement.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related certificate principal balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of:

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date;

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period;

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs;

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date;

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date; and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 53.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 61.30% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 68.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 72.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 76.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution
Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.00% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


           Remaining Prepayment Penalty Term by Product Type(1) (2)
           -------------------------------------------------


Product                    No Penalty        1-12 Months      13-24 Months       25-36 Months          Total
---------------------- -----------------  -----------------  ---------------  -----------------  -----------------
15 Year Fixed                       $0                 $0               $0           $255,000           $255,000
2 Year ARM                $106,797,306        $19,424,513     $132,167,621       $221,629,204       $480,018,644
3 Year ARM                 $46,326,402           $687,199       $2,203,195        $63,330,000       $112,546,797
30 Year Fixed              $17,177,291         $4,649,200         $499,954        $57,638,000        $79,964,445
---------------------- -----------------  -----------------  ---------------  -----------------  -----------------
TOTAL(3)                  $170,301,000        $24,760,911     $134,870,770       $342,852,204       $672,784,886
====================== =================  =================  ===============  =================  =================


Product                     No Penalty        1-12 Months     13-24 Months       25-36 Months
---------------------- -----------------  -----------------  ---------------  -----------------
15 Year Fixed                     0.00%              0.00%            0.00%              0.04%
2 Year ARM                       15.87%              2.89%           19.64%             32.94%
3 Year ARM                        6.89%              0.10%            0.33%              9.41%
30 Year Fixed                     2.55%              0.69%            0.07%              8.57%
---------------------- -----------------  -----------------  ---------------  -----------------
TOTAL(3)                         25.31%              3.68%           20.05%             50.96%
====================== =================  =================  ===============  =================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.
(3) Columns may not add up due to rounding.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.
o 1-month and 6-month Forward LIBOR curves (as of close on July 28, 2005) are used.
o   33% loss severity, 100% advancing of principal and interest.
o   There is a 6-month lag in recoveries.
o Priced to call with collateral losses calculated through the life of the applicable bond.
o   All Offered Certificates are priced at par.
o All payments are assumed to be made on the 25th of the month regardless of business days.
o Based on the collateral as of the Statistical Calculation Date rolled 1 month forward at 6% CPR and initial marketing structure and spreads.


------------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss                LIBOR Flat                     0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1          CDR (%)                     56.73                                     57.67                          58.94
                   Yield (%)                   4.7818                                   4.3148                         0.0277
                   WAL (years)                 2.33                                       2.25                           2.24
                   Modified Duration           2.19                                       2.12                           2.16
                   Principal Window            Dec07 - Dec07                     Nov07 - Nov07                  Nov07 - Nov07
                   Principal Writedown         $2,328.99 (0.01%)            $278,615.16 (1.10%)         $2,729,351.23 (10.73%)
                   Total Collat Loss           $137,563,267.50 (20.55%) $137,539,064.52 (20.55%)      $139,856,086.38 (20.90%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2          CDR (%)                     41.42                                     41.57                          43.27
                   Yield (%)                   4.8324                                   4.3676                         0.0154
                   WAL (years)                 2.91                                       2.91                           2.82
                   Modified Duration           2.70                                       2.71                           2.68
                   Principal Window            Jul08 - Jul08                     Jul08 - Jul08                  Jun08 - Jun08
                   Principal Writedown         $160.34 (0.00%)              $341,555.69 (1.44%)         $3,242,857.89 (13.65%)
                   Total Collat Loss           $117,378,877.20 (17.54%) $117,693,400.47 (17.58%)      $120,075,789.83 (17.94%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3          CDR (%)                     34.29                                     34.38                          35.41
                   Yield (%)                   4.8418                                   4.3733                         0.0592
                   WAL (years)                 3.25                                       3.25                           3.15
                   Modified Duration           2.99                                       2.99                           2.97
                   Principal Window            Nov08 - Nov08                     Nov08 - Nov08                  Oct08 - Oct08
                   Principal Writedown         $12,606.61 (0.09%)          $241,404.84 (1.72%)          $2,142,862.92 (15.25%)
                   Total Collat Loss           $105,664,043.85 (15.79%) $105,872,517.65 (15.82%)      $107,320,212.15 (16.03%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4          CDR (%)                     28.81                                     28.91                          29.75
                   Yield (%)                   4.9858                                   4.3959                         0.0511
                   WAL (years)                 3.58                                       3.58                           3.48
                   Modified Duration           3.25                                       3.26                           3.25
                   Principal Window            Mar09 - Mar09                     Mar09 - Mar09                  Feb09 - Feb09
                   Principal Writedown         $3,726.31 (0.03%)             $285,331.21 (2.30%)        $2,142,101.28 (17.30%)
                   Total Collat Loss           $95,582,755.09 (14.28%)   $95,836,425.93 (14.32%)       $97,214,080.02 (14.52%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5          CDR (%)                     24.51                                     24.60                          25.33
                   Yield (%)                   4.9854                                   4.3992                         0.0254
                   WAL (years)                 3.83                                       3.83                           3.72
                   Modified Duration           3.46                                       3.47                           3.45
                   Principal Window            Jun09 - Jun09                     Jun09 - Jun09                  May09 - May09
                   Principal Writedown         $23,024.03 (0.20%)           $299,692.46 (2.63%)         $2,128,076.33 (18.70%)
                   Total Collat Loss           $86,190,763.07 (12.88%)   $86,438,620.33 (12.91%)       $87,809,153.70 (13.12%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


------------------------------------------------------------------------------------------------------------------------------------
                                               First Dollar of Loss                 LIBOR Flat                      0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-6          CDR (%)                     20.95                                     21.04                          21.67
                   Yield (%)                   5.0948                                   4.4490                         0.0716
                   WAL (years)                 4.08                                       4.08                           3.95
                   Modified Duration           3.66                                       3.67                           3.65
                   Principal Window            Sep09 - Sep09                     Sep09 - Sep09                  Aug09 - Aug09
                   Principal Writedown         $4,210.36 (0.04%)            $302,509.46 (2.92%)         $2,076,201.85 (20.01%)
                   Total Collat Loss           $77,678,140.14 (11.61%)  $77,945,307.50 (11.65%)        $79,275,093.81 (11.84%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-1          CDR (%)                     18.02                                     18.16                          18.69
                   Yield (%)                   5.5815                                   4.4560                         0.0907
                   WAL (years)                 4.33                                       4.33                           4.18
                   Modified Duration           3.81                                       3.82                           3.81
                   Principal Window            Dec09 - Dec09                     Dec09 - Dec09                  Nov09 - Nov09
                   Principal Writedown         $18,637.92 (0.20%)          $517,167.44 (5.52%)          $2,176,206.50 (23.23%)
                   Total Collat Loss           $70,081,407.36 (10.47%) $70,525,810.10 (10.54%)         $71,753,075.34 (10.72%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-2          CDR (%)                     15.64                                     15.78                          16.20
                   Yield (%)                   5.7693                                   4.4849                         0.0583
                   WAL (years)                 4.50                                       4.49                           4.39
                   Modified Duration           3.92                                       3.94                           3.99
                   Principal Window            Feb10 - Feb10                     Feb10 - Feb10                  Feb10 - Feb10
                   Principal Writedown         $5,395.97 (0.06%)            $534,775.59 (6.39%)         $2,114,532.60 (25.28%)
                   Total Collat Loss           $63,099,034.48 (9.43%)    $63,569,735.21 (9.50%)         $64,972,851.39 (9.71%)
------------------------------------------------------------------------------------------------------------------------------------
Class B-3          CDR (%)                     13.60                                     13.79                          14.15
                   Yield (%)                   6.1618                                   4.4269                         0.0093
                   WAL (years)                 4.75                                       4.64                           4.50
                   Modified Duration           4.06                                       4.02                           4.06
                   Principal Window            May10 - May10                     Apr10 - Apr10                  Apr10 - Apr10
                   Principal Writedown         $33,647.83 (0.44%)          $708,115.19 (9.20%)          $2,163,724.51 (28.11%)
                   Total Collat Loss           $57,071,230.91 (8.53%)   $57,423,400.47 (8.58%)           58,689,712.63 (8.77%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.



                                                            Group I           Group II
Distribution                           Available           Available          Available        Effective
   Period          Distribution        Funds Cap           Funds Cap          Funds Cap     Available Funds
  (months)             Date               (%)                 (%)                (%)            Cap (%)
--------------- ------------------ ------------------ ------------------- ----------------- ----------------
      1             25-Sep-05            6.50073             6.51389           6.49525           9.98926
      2             25-Oct-05            6.50693             6.52011           6.50145           9.98925
      3             25-Nov-05            6.30328             6.31605           6.29797           9.98958
      4             25-Dec-05            6.52007             6.53329           6.51457           9.98922
      5             25-Jan-06            6.31642             6.32924           6.31109           9.98954
      6             25-Feb-06            6.32333             6.33617           6.31799           9.98953
      7             25-Mar-06            7.00873             7.02297           7.00281           9.98839
      8             25-Apr-06            6.33785             6.35073           6.33249           9.98949
      9             25-May-06            6.55699             6.57033           6.55144           9.98912
     10             25-Jun-06            6.35337             6.36630           6.34799           9.98945
     11             25-Jul-06            6.57358             6.58697           6.56801           9.98907
     12             25-Aug-06            6.36997             6.38296           6.36457           9.98940
     13             25-Sep-06            6.37871             6.39172           6.37329           9.98938
     14             25-Oct-06            6.60067             6.61415           6.59506           9.98900
     15             25-Nov-06            6.39710             6.41017           6.39166           9.98934
     16             25-Dec-06            6.62034             6.63388           6.61470           9.98895
     17             25-Jan-07            6.41680             6.42994           6.41133           9.98928
     18             25-Feb-07            6.42717             6.44034           6.42169           9.98925
     19             25-Mar-07            7.12769             7.14231           7.12161           9.98807
     20             25-Apr-07            6.44904             6.46228           6.44353           9.98920
     21             25-May-07            7.44161             7.61451           7.36969           9.98145
     22             25-Jun-07            7.98618             7.87743           8.03142           9.98598
     23             25-Jul-07            8.26986             8.15718           8.31675           9.98545
     24             25-Aug-07            8.02064             7.91128           8.06614           9.98588
     25             25-Sep-07            8.03883             7.92915           8.08448           9.98583
     26             25-Oct-07            8.32630             8.21261           8.37362           9.98531
     27             25-Nov-07            8.45536             8.42335           8.46868           9.98210
     28             25-Dec-07            9.16457             8.98593           9.23894           9.98352
     29             25-Jan-08            8.89437             8.72468           8.96501           9.98403
     30             25-Feb-08            8.91913             8.74885           8.99004           9.98396
     31             25-Mar-08            9.56174             9.37904           9.63782           9.98278
     32             25-Apr-08            8.97157             8.80000           9.04303           9.98382
     33             25-May-08           10.04653             9.93217          10.09417          10.04653
     34             25-Jun-08           10.19065             9.99738          10.27116          10.19065
     35             25-Jul-08           10.56782            10.36923          10.65055          10.56782
     36             25-Aug-08           10.26380            10.07075          10.34423          10.26380
     37             25-Sep-08           10.30217            10.10820          10.38299          10.30217
     38             25-Oct-08           10.34792            10.15343          10.42897          10.34792
     39             25-Nov-08           10.44760            10.33175          10.49588          10.44760
     40             25-Dec-08           11.21185            10.97953          11.30868          11.21185
     41             25-Jan-09           10.85091            10.62797          10.94384          10.85091
     42             25-Feb-09           10.85087            10.62794          10.94380          10.85087
     43             25-Mar-09           12.01342            11.76662          12.11631          12.01342
     44             25-Apr-09           10.85079            10.62789          10.94372          10.85079
     45             25-May-09           11.76900            11.60951          11.83550          11.76900
     46             25-Jun-09           11.79120            11.52793          11.90099          11.79120
     47             25-Jul-09           12.18497            11.91487          12.29762          12.18497


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                            Group I           Group II
Distribution                           Available           Available          Available        Effective
   Period          Distribution        Funds Cap           Funds Cap          Funds Cap     Available Funds
  (months)             Date               (%)                 (%)                (%)            Cap (%)
--------------- ------------------ ------------------ ------------------- ----------------- ----------------
     48             25-Aug-09           11.79185            11.53047          11.90087          11.79185
     49             25-Sep-09           11.79178            11.53042          11.90080          11.79178
     50             25-Oct-09           12.18477            11.91471          12.29743          12.18477
     51             25-Nov-09           11.95377            11.68364          12.06646          11.95377
     52             25-Dec-09           12.36976            12.12116          12.47348          12.36976
     53             25-Jan-10           11.97141            11.73270          12.07101          11.97141
     54             25-Feb-10           11.97131            11.73261          12.07091          11.97131
     55             25-Mar-10           13.25383            12.98958          13.36411          13.25383
     56             25-Apr-10           11.97110            11.73243          12.07070          11.97110
     57             25-May-10           12.53742            12.28178          12.64412          12.53742
     58             25-Jun-10           12.15057            11.93279          12.24146          12.15057
     59             25-Jul-10           12.55619            12.33127          12.65006          12.55619
     60             25-Aug-10           12.15174            11.93420          12.24253          12.15174
     61             25-Sep-10           12.15233            11.93490          12.24307          12.15233
     62             25-Oct-10           12.55802            12.33347          12.65173          12.55802
     63             25-Nov-10           12.15352            11.93633          12.24415          12.15352
     64             25-Dec-10           12.55925            12.33495          12.65285          12.55925
     65             25-Jan-11           12.15471            11.93777          12.24523          12.15471
     66             25-Feb-11           12.15532            11.93849          12.24578          12.15532
     67             25-Mar-11           13.45834            13.21842          13.55844          13.45834
     68             25-Apr-11           12.15653            11.93994          12.24688          12.15653
     69             25-May-11           12.56237            12.33870          12.65569          12.56237
     70             25-Jun-11           12.15775            11.94141          12.24799          12.15775
     71             25-Jul-11           12.56364            12.34022          12.65684          12.56364
     72             25-Aug-11           12.15898            11.94289          12.24911          12.15898
     73             25-Sep-11           12.15960            11.94363          12.24968          12.15960
     74             25-Oct-11           12.56556            12.34253          12.65858          12.56556
     75             25-Nov-11           12.16084            11.94513          12.25081          12.16084
     76             25-Dec-11           12.56685            12.34408          12.65976          12.56685
     77             25-Jan-12           12.16209            11.94664          12.25195          12.16209
     78             25-Feb-12           12.14034            11.92501          12.23014          12.14034
     79             25-Mar-12           12.98807            12.75803          13.08400          12.98807
     80             25-Apr-12           12.16021            11.94514          12.24990          12.16021
     81             25-May-12           12.57628            12.35417          12.66889          12.57628
     82             25-Jun-12           12.18127            11.96646          12.27084          12.18127
     83             25-Jul-12           12.59868            12.37684          12.69117          12.59868
     84             25-Aug-12           12.20359            11.98904          12.29305          12.20359
     85             25-Sep-12           12.21525            12.00083          12.30465          12.21525
     86             25-Oct-12           12.63483            12.41340          12.72714          12.63483
     87             25-Nov-12           12.23962            12.02546          12.32889          12.23962
     88             25-Dec-12           12.66075            12.43959          12.75295          12.66075
     89             25-Jan-13           12.26545            12.05156          12.35461          12.26545
     90             25-Feb-13           12.27895            12.06519          12.36805          12.27895
     91             25-Mar-13           13.60994            13.37343          13.70852          13.60994
     92             25-Apr-13           12.30717            12.09368          12.39615          12.30717
     93             25-May-13           12.73265            12.51218          12.82453          12.73265
     94             25-Jun-13           12.33711            12.12389          12.42597          12.33711


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                            Group I           Group II
Distribution                           Available           Available          Available        Effective
   Period          Distribution        Funds Cap           Funds Cap          Funds Cap     Available Funds
  (months)             Date               (%)                 (%)                (%)            Cap (%)
--------------- ------------------ ------------------ ------------------- ----------------- ----------------
      95            25-Jul-13           12.76451            12.54433          12.85627          12.76451
      96            25-Aug-13           12.36887            12.15593          12.45761          12.36887
      97            25-Sep-13           12.38548            12.17267          12.47415          12.38548
      98            25-Oct-13           12.81600            12.59624          12.90757          12.81600
      99            25-Nov-13           12.42020            12.20767          12.50876          12.42020
     100            25-Dec-13           12.87361            12.65352          12.96531          12.87361
     101            25-Jan-14           12.50146            12.28789          12.59044          12.50146
     102            25-Feb-14           12.54623            12.33204          12.63546          12.54623
     103            25-Mar-14           13.94193            13.70409          14.04101          13.94193
     104            25-Apr-14           12.64099            12.42550          12.73076          12.64099
     105            25-May-14           13.11419            12.89080          13.20725          13.11419
     106            25-Jun-14           12.74329            12.52637          12.83364          12.74329
     107            25-Jul-14           13.22406            12.99912          13.31775          13.22406
     108            25-Aug-14           12.85383            12.63535          12.94483          12.85383
     109            25-Sep-14           12.91245            12.69314          13.00379          12.91245
     110            25-Oct-14           13.40590            13.17838          13.50066          13.40590
     111            25-Nov-14           13.03696            12.81586          13.12903          13.03696
     112            25-Dec-14           13.53985            13.31040          13.63540          13.53985
     113            25-Jan-15           13.17197            12.94892          13.26485          13.17197
     114            25-Feb-15           13.24376            13.01966          13.33707          13.24376
     115            25-Mar-15           14.74561            14.49629          14.84941          14.74561
     116            25-Apr-15           13.39669            13.17034          13.49092          13.39669
     117            25-May-15           13.92743            13.69230          14.02531          13.92743
     118            25-Jun-15           13.56321            13.33441          13.65846          13.56321
     119            25-Jul-15           14.10712            13.86933          14.20611          14.10712
     120            25-Aug-15           13.74490            13.51339          13.84126          13.74490


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $672,784,886
Number of Mortgage Loans:                                                 2,602
Average Scheduled Principal Balance:                                   $258,565
Interest-Only Loans:                                                        100%
Weighted Average Gross Coupon:                                            6.821%
Weighted Average Net Coupon: (2)                                          6.314%
Weighted Average Original FICO Score:                                       667
Weighted Average Original LTV Ratio:                                      81.89%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll: (3)                                         24
Weighted Average Gross Margin: (3)                                         5.64%
Weighted Average Initial Rate Cap: (3)                                     2.00%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         12.82%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of
the adjustable-rate mortgage loans in the applicable loan group.



                   Distribution by Current Principal Balance

                                                                                           Weighted
                                                         Pct. Of Pool        Weighted          Avg.
Current Principal           Number Of        Principal   By Principal      Avg. Gross       Current
Balance                         Loans          Balance        Balance          Coupon          FICO
------------------------  -----------  ---------------  -------------  --------------  ------------
$50,001 - $75,000                  25       $1,691,446          0.25%          7.873%           661
$75,001 - $100,000                114       10,217,415           1.52           7.381           663
$100,001 - $125,000               180       20,296,560           3.02           7.187           659
$125,001 - $150,000               244       33,617,807           5.00           7.078           668
$150,001 - $200,000               459       80,648,432          11.99           7.043           663
$200,001 - $250,000               404       91,016,970          13.53           6.933           668
$250,001 - $300,000               363       99,418,486          14.78           6.836           668
$300,001 - $350,000               264       86,232,858          12.82           6.590           666
$350,001 - $400,000               195       73,200,520          10.88           6.684           669
$400,001 - $450,000               129       54,666,156           8.13           6.599           668
$450,001 - $500,000                90       42,830,039           6.37           6.742           665
$500,001 - $550,000                48       25,220,260           3.75           6.716           669
$550,001 - $600,000                51       29,586,373           4.40           6.792           669
$600,001 - $650,000                15        9,420,260           1.40           6.713           681
$650,001 - $700,000                10        6,671,379           0.99           6.635           653
$700,001 - $750,000                11        8,049,924           1.20           6.588           687
------------------------  -----------  ---------------  -------------  --------------  ------------
Total:                          2,602     $672,784,886        100.00%          6.821%           667
========================  ===========  ===============  =============  ==============  ============


                                            Weighted        Weighted
                                 Avg.           Avg.             Avg.
Current Principal           Principal       Original        Combined     Pct. Full       Pct. Owner
Balance                       Balance            LTV             LTV           Doc         Occupied
------------------------  -----------  ---------------  -------------  --------------  ------------
$50,001 - $75,000             $67,658         72.84%          72.84%        72.39%           96.23%
$75,001 - $100,000             89,626          78.35           82.78         67.93            98.23
$100,001 - $125,000           112,759          80.96           86.57         69.14            99.48
$125,001 - $150,000           137,778          81.25           87.03         62.08            97.01
$150,001 - $200,000           175,705          80.12           85.45         61.23            97.17
$200,001 - $250,000           225,290          81.35           86.41         62.82            98.83
$250,001 - $300,000           273,880          82.02           87.09         57.86            98.62
$300,001 - $350,000           326,640          80.90           85.75         63.59            99.26
$350,001 - $400,000           375,387          83.18           88.58         56.33            98.45
$400,001 - $450,000           423,769          82.93           88.14         60.54            99.25
$450,001 - $500,000           475,889          83.72           86.98         55.78            97.69
$500,001 - $550,000           525,422          86.56           90.67         60.30            95.78
$550,001 - $600,000           580,125          83.62           88.17         66.87            96.05
$600,001 - $650,000           628,017          82.19           82.19         66.73           100.00
$650,001 - $700,000           667,138          81.01           81.01         90.13           100.00
$700,001 - $750,000           731,811          77.30           77.30         82.14           100.00
------------------------  -----------  ---------------  -------------  --------------  ------------
Total:                       $258,565         81.89%          86.69%        61.55%           98.29%
========================  ===========  ===============  =============  ==============  ============


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Current Rate

                                                                     Pct. Of Pool By
                                                                        Principal       Weighted Avg.     Weighted Avg.
Current Rate                 Number Of Loans    Principal Balance        Balance         Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
4.51 - 5.00%                          26               $9,659,790          1.44%            4.957%              677
5.01 - 5.50%                          96               32,080,795          4.77             5.266               682
5.51 - 6.00%                         221               65,661,374          9.76             5.834               675
6.01 - 6.50%                         485              139,827,357         20.78             6.326               680
6.51 - 7.00%                         750              190,683,297         28.34             6.790               667
7.01 - 7.50%                         495              116,962,601         17.38             7.269               656
7.51 - 8.00%                         324               72,829,534         10.83             7.760               655
8.01 - 8.50%                         105               21,891,232          3.25             8.282               653
8.51 - 9.00%                          69               15,126,519          2.25             8.802               650
9.01% & Above                         31                8,062,386          1.20             9.925               648
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602             $672,784,886        100.00%            6.821%              667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.       Weighted Avg.                       Pct. Owner
Current Rate                     Balance           Original LTV        Combined LTV     Pct. Full Doc        Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
4.51 - 5.00%                      $371,530            81.21%              84.74%            88.37%           100.00%
5.01 - 5.50%                       334,175            80.41               87.53             90.30             98.78
5.51 - 6.00%                       297,110            79.52               85.49             82.77            100.00
6.01 - 6.50%                       288,304            80.22               85.76             69.61             99.04
6.51 - 7.00%                       254,244            81.50               86.09             63.18             98.33
7.01 - 7.50%                       236,288            82.72               87.37             51.98             98.43
7.51 - 8.00%                       224,783            84.58               88.37             42.41             96.88
8.01 - 8.50%                       208,488            86.75               90.84             29.72             95.70
8.51 - 9.00%                       219,225            88.78               89.65             25.15             93.64
9.01% & Above                      260,077            83.83               83.83             30.39             93.28
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565            81.89%              86.69%            61.55%            98.29%
==========================  =================  ===================  =================  ===============  =================


                                                  Distribution by FICO

                                                                     Pct. Of Pool By
                                                                        Principal       Weighted Avg.     Weighted Avg.
Fico                         Number Of Loans    Principal Balance        Balance         Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
800 - 819                              6                 $905,927           0.13%           7.227%              804
780 - 799                             11                3,501,814           0.52            6.288               788
760 - 779                             42               11,080,205           1.65            6.395               768
740 - 759                             73               19,915,818           2.96            6.464               749
720 - 739                            125               34,838,722           5.18            6.454               730
700 - 719                            178               47,365,759           7.04            6.545               709
680 - 699                            316               85,252,410          12.67            6.510               689
660 - 679                            500              128,945,738          19.17            6.766               668
640 - 659                            680              169,718,183          25.23            7.004               649
620 - 639                            671              171,260,310          25.46            7.064               629
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602             $672,784,886         100.00%           6.821%              667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.       Weighted Avg.                        Pct. Owner
Fico                             Balance           Original LTV        Combined LTV     Pct. Full Doc        Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
800 - 819                          $150,988            68.71%              78.07%          53.21%            100.00%
780 - 799                           318,347            79.43               81.92           63.44             100.00
760 - 779                           263,814            81.45               89.96           65.57              97.26
740 - 759                           272,819            78.12               83.59           61.91              97.51
720 - 739                           278,710            81.42               86.94           58.78              98.50
700 - 719                           266,100            81.82               88.45           64.44              97.98
680 - 699                           269,786            82.33               88.90           56.53              96.30
660 - 679                           257,891            82.47               86.37           66.86              99.43
640 - 659                           249,586            82.27               86.51           59.72              98.31
620 - 639                           255,231            81.57               85.75           61.33              98.58
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             $258,565            81.89%              86.69%          61.55%             98.29%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Original LTV

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Original LTV                 Number Of Loans   Principal Balance        Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
30.00% & Below                         9              $1,139,525          0.17%            7.261%             685
30.01 - 40.00%                        15               2,143,135          0.32             6.609              667
40.01 - 50.00%                        34               6,906,886          1.03             6.841              666
50.01 - 60.00%                        80              17,561,970          2.61             6.741              667
60.01 - 70.00%                       142              34,533,345          5.13             6.478              668
70.01 - 80.00%                     1,067             274,090,797         40.74             6.638              670
80.01 - 85.00%                       309              91,914,064         13.66             6.747              667
85.01 - 90.00%                       735             187,141,486         27.82             7.035              661
90.01 - 95.00%                       211              57,353,678          8.52             7.341              670
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.      Weighted Avg.                       Pct. Owner
Original LTV                     Balance           Original LTV       Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
30.00% & Below                    $126,614           26.50%               26.50%            94.73%         100.00%
30.01 - 40.00%                     142,876           36.57                36.57             89.67          100.00
40.01 - 50.00%                     203,144           46.25                46.25             81.28          100.00
50.01 - 60.00%                     219,525           56.34                56.34             71.85           99.15
60.01 - 70.00%                     243,193           66.00                66.00             72.80           99.45
70.01 - 80.00%                     256,880           78.68                90.37             47.26           99.20
80.01 - 85.00%                     297,457           83.78                83.85             75.67           96.05
85.01 - 90.00%                     254,614           89.23                89.30             77.33           97.56
90.01 - 95.00%                     271,818           94.77                94.77             41.70           98.72
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Document Type

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Document Type                Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Full Doc                           1,617            $414,100,896         61.55%            6.605%             667
Limited Doc                          222              56,721,775          8.43             6.862              666
Stated Doc                           763             201,962,216         30.02             7.253              667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.      Weighted Avg.                       Pct. Owner
Document Type                    Balance           Original LTV       Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Full Doc                          $256,092           81.69%               84.33%           100.00%          98.45%
Limited Doc                        255,503           82.38                86.35              0.00           96.98
Stated Doc                         264,695           82.17                91.61              0.00           98.35
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Loan Purpose

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Loan Purpose                 Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Cashout Refi                       1,709            $449,616,939         66.83%            6.859%             663
Purchase                             740             188,421,407         28.01             6.783              675
Rate/term Refi                       153              34,746,540          5.16             6.539              674
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.      Weighted Avg.                       Pct. Owner
Loan Purpose                     Balance           Original LTV       Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Cashout Refi                      $263,088           81.72%               82.20%            72.77%          98.64%
Purchase                           254,624           82.39                97.77             31.36           98.15
Rate/term Refi                     227,102           81.44                84.58             80.10           94.63
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                            Distribution by Occupancy Status

                                                                     Pct. Of Pool By
                                                                        Principal       Weighted Avg.    Weighted Avg.
Occupancy Status             Number Of Loans    Principal Balance        Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Non Owner                             12              $2,584,956          0.38%            7.411%             673
Owner Occupied                     2,556             661,309,374         98.29             6.811              667
Second Home                           34               8,890,556          1.32             7.406              674
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Occupancy Status                 Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Non Owner                         $215,413           81.27%               81.27%            63.52%           0.00%
Owner Occupied                     258,728           81.84                86.72             61.65          100.00
Second Home                        261,487           85.74                85.74             53.91            0.00
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Property Type

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Property Type                Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
2-4 Family                           134             $44,108,691          6.56%            7.012%             666
Condo                                219              45,639,022          6.78             6.891              673
Pud                                  226              58,448,880          8.69             6.852              667
Single Family                      2,023             524,588,293         77.97             6.795              667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.       Weighted Avg.                        Pct. Owner
Property Type                    Balance           Original LTV        Combined LTV     Pct. Full Doc        Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
2-4 Family                        $329,169           81.22%               85.01%            55.30%          94.46%
Condo                              208,397           82.69                91.10             54.90           95.89
Pud                                258,623           84.41                92.58             49.45           99.49
Single Family                      259,312           81.60                85.79             64.00           98.69
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                                  Distribution by State

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
State                        Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
CA - Southern                        609            $195,697,346         29.09%            6.607%             667
CA - Northern                        329             113,429,989         16.86             6.468              674
FL                                   323              66,119,970          9.83             7.037              665
NY                                   115              40,364,063          6.00             6.962              663
MD                                   113              27,160,652          4.04             7.061              661
NJ                                    82              21,973,509          3.27             7.358              669
AZ                                   116              20,328,776          3.02             6.976              666
NV                                    80              19,076,765          2.84             7.185              660
MA                                    69              18,064,355          2.69             6.232              667
WA                                    74              17,978,234          2.67             6.889              666
Other                                692             132,591,228         19.71             7.144              665
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
State                            Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
CA - Southern                     $321,342           80.05%               85.63%            57.82%          98.82%
CA - Northern                      344,772           81.30                86.29             65.00           99.25
FL                                 204,706           84.10                89.81             56.92           96.86
NY                                 350,992           81.68                85.08             63.34          100.00
MD                                 240,360           84.28                86.38             76.64           99.65
NJ                                 267,970           80.69                83.34             66.14           97.16
AZ                                 175,248           83.07                90.16             56.95           96.96
NV                                 238,460           83.62                90.05             44.94           91.49
MA                                 261,802           82.47                83.80             70.20           96.82
WA                                 242,949           83.28                85.05             73.47           97.44
Other                              191,606           83.09                87.73             62.31           98.30
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================

This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Zip Code

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Zip Code                     Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
94565                                  9              $3,436,997          0.51%            6.096%             655
92114                                  8               2,908,395          0.43             6.979              672
92592                                  6               2,662,600          0.40             6.402              661
91342                                  7               2,473,097          0.37             6.339              666
92021                                  6               2,392,000          0.36             7.262              652
95376                                  6               2,307,741          0.34             6.600              689
94591                                  6               2,205,200          0.33             5.892              671
11236                                  5               2,169,760          0.32             7.734              641
90280                                  7               2,115,200          0.31             6.021              674
94544                                  5               2,053,690          0.31             6.392              702
Other                              2,537             648,060,207         96.33             6.831              667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                Number Of     Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Zip Code          Loans          Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
------------- -------------  -----------------  -------------------  -----------------  ---------------  -----------------
94565               9         $381,889               82.43%            89.46%          46.63%              100.00%
92114               8          363,549               79.94             82.34           49.64               100.00
92592               6          443,767               87.41             91.59           79.09               100.00
91342               7          353,300               83.21             91.64           50.14               100.00
92021               6          398,667               83.93             91.72           24.64               100.00
95376               6          384,624               78.24             89.93           44.89               100.00
94591               6          367,533               84.13             84.13          100.00               100.00
11236               5          433,952               82.92             82.92           79.24               100.00
90280               7          302,171               77.15             85.81           68.88               100.00
94544               5          410,738               82.91             91.16           38.20               100.00
Other           2,537          255,444               81.88             86.63           61.71                98.23
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                        $258,565               81.89%            86.69%          61.55%               98.29%
==========================  =================  ===================  =================  ===============  =================


                                      Distribution by Remaining Months to Maturity

                                                                    Pct. Of Pool By
    Remaining Months to                                                Principal       Weighted Avg.     Weighted Avg.
         Maturity            Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
121 - 180                              1                $255,000          0.04%            7.850%             623
301 - 360                          2,601             672,529,886         99.96             6.820              667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


    Remaining Months to       Avg. Principal      Weighted Avg.      Weighted Avg.                        Pct. Owner
         Maturity                Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
121 - 180                         $255,000           85.00%               85.00%             0.00%         100.00%
301 - 360                          258,566           81.89                86.69             61.57           98.29
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                            Distribution by Amortization Type
                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Amortization Type            Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
15 Year Fixed                          1                $255,000          0.04%            7.850%             623
2 YEAR ARM                         1,800             480,018,644         71.35             6.850              663
3 YEAR ARM                           449             112,546,797         16.73             6.717              667
30 Year Fixed                        352              79,964,445         11.89             6.787              688
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Amortization Type                Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
15 Year Fixed                     $255,000           85.00%               85.00%             0.00%         100.00%
2 YEAR ARM                         266,677           82.60                87.81             58.13           97.98
3 YEAR ARM                         250,661           82.43                88.32             61.04           98.70
30 Year Fixed                      227,172           76.88                77.65             82.99           99.58
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                             Distribution by Prepayment Term

                                                                    Pct. Of Pool By
      Prepayment Term                                                  Principal       Weighted Avg.    Weighted Avg.
         (Months)            Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
0                                    678            $170,301,000         25.31%            7.143%             666
12                                    88              24,760,911          3.68             7.003              668
24                                   508             134,870,770         20.05             6.739              668
30                                     2                 435,500          0.06             7.291              684
36                                 1,326             342,416,704         50.90             6.679              667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


      Prepayment Term         Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
         (Months)                Balance           Original LTV       Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
0                                 $251,181           82.46%               86.75%            62.17%          98.24%
12                                 281,374           81.34                88.88             47.53          100.00
24                                 265,494           83.08                94.27             37.28           97.17
30                                 217,750           92.11                92.11            100.00          100.00
36                                 258,233           81.17                83.50             71.76           98.64
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                              Distribution by Periodic Cap
                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Periodic Cap                 Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
1.00 - 1.49%                       2,249             592,565,441         88.08             6.825              664
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Periodic Cap                     Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
1.00 - 1.49%                       263,480           82.57                87.91             58.68           98.12
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by Months to Rate Reset

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
   Months to Rate Reset      Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
11 - 20                               20               7,570,883          1.13             5.050              675
21 - 30                            1,785             473,797,990         70.42             6.881              663
31 - 40                              444             111,196,568         16.53             6.709              667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Months to Rate Reset          Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
11 - 20                            378,544           81.82                88.61             82.12          100.00
21 - 30                            265,433           82.59                87.84             57.59           97.94
31 - 40                            250,443           82.53                88.15             61.75           98.74
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by Maximum Lifetime Rate

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
   Maximum Lifetime Rate     Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
10.50 - 10.99%                        15               5,138,326          0.76             4.919              674
11.00 - 11.49%                        93              32,176,347          4.78             5.202              679
11.50 - 11.99%                       179              53,894,250          8.01             5.801              672
12.00 - 12.49%                       351             103,580,962         15.40             6.265              676
12.50 - 12.99%                       692             182,058,202         27.06             6.755              664
13.00 - 13.49%                       404              96,764,657         14.38             7.226              657
13.50 - 13.99%                       330              76,472,282         11.37             7.708              653
14.00 - 14.49%                        82              17,879,475          2.66             8.225              656
14.50 - 14.99%                        73              16,603,827          2.47             8.748              647
15.00 - 15.49%                        13               3,357,700          0.50             9.218              660
15.50 - 15.99%                        11               2,787,618          0.41             9.811              638
16.00% & Above                         6               1,851,795          0.28            11.350              654
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Maximum Lifetime Rate         Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
10.50 - 10.99%                     342,555           80.64                80.80             83.61          100.00
11.00 - 11.49%                     345,982           80.04                87.47             93.37           98.79
11.50 - 11.99%                     301,085           79.41                85.93             82.60          100.00
12.00 - 12.49%                     295,102           81.21                87.94             67.87           99.56
12.50 - 12.99%                     263,090           82.31                87.48             61.02           97.94
13.00 - 13.49%                     239,516           82.56                88.26             50.05           98.45
13.50 - 13.99%                     231,734           85.75                89.40             37.98           96.90
14.00 - 14.49%                     218,042           87.34                92.57             21.69           93.45
14.50 - 14.99%                     227,450           88.94                89.43             23.93           94.20
15.00 - 15.49%                     258,285           88.56                88.56             33.88           83.87
15.50 - 15.99%                     253,420           77.20                77.20             37.29          100.00
16.00% & Above                     308,632           88.18                88.18              0.00          100.00
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                         Distribution by Minimum Lifetime Rate

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
   Minimum Lifetime Rate     Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
4.50 - 4.99%                          15               5,138,326          0.76             4.919              674
5.00 - 5.49%                          93              32,176,347          4.78             5.202              679
5.50 - 5.99%                         179              53,894,250          8.01             5.801              672
6.00 - 6.49%                         351             103,580,962         15.40             6.265              676
6.50 - 6.99%                         692             182,058,202         27.06             6.755              664
7.00 - 7.49%                         404              96,764,657         14.38             7.226              657
7.50 - 7.99%                         330              76,472,282         11.37             7.708              653
8.00 - 8.49%                          82              17,879,475          2.66             8.225              656
8.50 - 8.99%                          73              16,603,827          2.47             8.748              647
9.00 - 9.49%                          13               3,357,700          0.50             9.218              660
9.50 - 9.99%                          11               2,787,618          0.41             9.811              638
10.00% & Above                         6               1,851,795          0.28            11.350              654
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Minimum Lifetime Rate         Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
4.50 - 4.99%                       342,555           80.64                80.80             83.61          100.00
5.00 - 5.49%                       345,982           80.04                87.47             93.37           98.79
5.50 - 5.99%                       301,085           79.41                85.93             82.60          100.00
6.00 - 6.49%                       295,102           81.21                87.94             67.87           99.56
6.50 - 6.99%                       263,090           82.31                87.48             61.02           97.94
7.00 - 7.49%                       239,516           82.56                88.26             50.05           98.45
7.50 - 7.99%                       231,734           85.75                89.40             37.98           96.90
8.00 - 8.49%                       218,042           87.34                92.57             21.69           93.45
8.50 - 8.99%                       227,450           88.94                89.43             23.93           94.20
9.00 - 9.49%                       258,285           88.56                88.56             33.88           83.87
9.50 - 9.99%                       253,420           77.20                77.20             37.29          100.00
10.00% & Above                     308,632           88.18                88.18              0.00          100.00
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Margin

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Margin                       Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
2.00 - 2.49%                           1                 142,320          0.02             6.500              667
2.50 - 2.99%                           5               1,218,400          0.18             6.651              743
3.00 - 3.49%                           7               2,187,514          0.33             6.403              668
3.50 - 3.99%                          30               8,843,703          1.31             6.066              656
4.00 - 4.49%                          89              17,152,209          2.55             7.324              666
4.50 - 4.99%                          76              22,516,953          3.35             6.486              726
5.00 - 5.49%                         359              94,043,832         13.98             6.811              672
5.50 - 5.99%                         533             134,110,515         19.93             7.242              639
6.00 - 6.49%                       1,148             312,097,994         46.39             6.672              668
7.00 - 7.49%                           1                 252,000          0.04             7.750              628
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Margin                           Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
2.00 - 2.49%                       142,320           89.94                89.94            100.00          100.00
2.50 - 2.99%                       243,680           75.58                75.58             42.71          100.00
3.00 - 3.49%                       312,502           81.52                84.15             47.50          100.00
3.50 - 3.99%                       294,790           83.80                84.13             79.80           95.59
4.00 - 4.49%                       192,721           84.14                93.24             39.38          100.00
4.50 - 4.99%                       296,276           81.34                82.21             82.19           99.16
5.00 - 5.49%                       261,961           82.49                82.59             82.34           97.78
5.50 - 5.99%                       251,614           81.20                81.34             74.50           97.39
6.00 - 6.49%                       271,862           83.18                92.62             43.69           98.40
7.00 - 7.49%                       252,000           80.00               100.00              0.00          100.00
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by First Adjustment Cap

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
   First Adjustment Cap      Number Of Loans   Principal Balance        Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
1.51 - 2.00%                       2,249             592,565,441         88.09             6.825              664
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================

                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   First Adjustment Cap          Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
1.51 - 2.00%                       263,480           82.57                87.91             58.68           98.12
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by Periodic Lifetime Cap

                                                                      Pct. Of Pool
                                                                      By Principal     Weighted Avg.    Weighted Avg.
   Periodic Lifetime Cap     Number Of Loans    Principal Balance        Balance       Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  353             $80,219,445         11.92%            6.791%             688
5.51 - 6.00%                       2,249             592,565,441         88.08             6.825              664
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Periodic Lifetime Cap         Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $227,251           76.90%               77.68%            82.73%          99.58%
5.51 - 6.00%                       263,480           82.57                87.91             58.68           98.12
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                           Distribution by Interest-Only Loans

                                                                    Pct. Of Pool By
      Distribution by                                                  Principal       Weighted Avg.    Weighted Avg.
    Interest-Only Loans      Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Y                                  2,602            $672,784,886        100.00%            6.821%             667
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


      Distribution by         Avg. Principal      Weighted Avg.      Weighted Avg.                        Pct. Owner
    Interest-Only Loans          Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Y                                 $258,565           81.89%               86.69%            61.55%          98.29%
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


                                           Distribution by Interest-Only Term

                                                                    Pct. Of Pool By
      Distribution by                                                  Principal       Weighted Avg.     Weighted Avg.
    Interest-Only Term       Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
24                                   882            $243,311,129         36.16%            6.650%             669
36                                   269              68,890,283         10.24             6.594              669
60                                 1,451             360,583,474         53.60             6.980              665
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             2,602            $672,784,886        100.00%            6.821%             667
==========================  =================  ===================  =================  ===============  =================


      Distribution by         Avg. Principal      Weighted Avg.      Weighted Avg.                        Pct. Owner
    Interest-Only Term           Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
24                                $275,863           83.69%               93.79%            39.08%          98.36%
36                                 256,098           82.47                92.10             49.56           98.83
60                                 248,507           80.57                80.86             79.00           98.15
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $258,565           81.89%               86.69%            61.55%          98.29%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans(1)

      Scheduled Principal Balance:                               $197,567,749
      Number of Mortgage Loans:                                           915
      Average Scheduled Principal Balance:                           $215,921
      Interest-Only Loans:                                               100%
      Weighted Average Gross Coupon:                                   6.824%
      Weighted Average Net Coupon:(2)                                  6.317%
      Weighted Average Original FICO Score:                               663
      Weighted Average Original LTV Ratio:                             82.09%
      Weighted Average Stated Remaining Term (months):                    357
      Weighted Average Seasoning (months):                                  3
      Weighted Average Months to Roll:(3)                                  24
      Weighted Average Gross Margin:(3)                                 5.55%
      Weighted Average Initial Rate Cap:(3)                             2.00%
      Weighted Average Periodic Rate Cap:(3)                            1.00%
      Weighted Average Gross Maximum Lifetime Rate:(3)                 12.82%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.


                                        Distribution by Current Principal Balance

                                                                     Pct. Of Pool By
                                                                        Principal       Weighted Avg.     Weighted Avg.
 Current Principal Balance    Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
$50,001 - $75,000                      11                $755,232          0.38%            7.609%             650
$75,001 - $100,000                     48               4,256,123          2.15             7.341              670
$100,001 - $125,000                    84               9,493,475          4.81             7.193              661
$125,001 - $150,000                   124              17,025,463          8.62             7.085              666
$150,001 - $200,000                   171              29,898,656         15.13             7.010              661
$200,001 - $250,000                   144              32,605,957         16.50             6.839              664
$250,001 - $300,000                   166              45,623,684         23.09             6.788              662
$300,001 - $350,000                   126              41,294,967         20.90             6.436              664
$350,001 - $400,000                    24               8,684,269          4.40             6.796              660
$400,001 - $450,000                     9               3,855,823          1.95             6.517              671
$450,001 - $500,000                     4               1,879,600          0.95             7.933              630
$500,001 - $550,000                     3               1,581,500          0.80             7.025              637
$600,001 - $650,000                     1                 613,000          0.31             6.600              767
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                                915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                               Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
 Current Principal Balance        Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
$50,001 - $75,000                   $68,657           80.72%               80.72%            73.20%         100.00%
$75,001 - $100,000                   88,669           80.91                83.79             66.38          100.00
$100,001 - $125,000                 113,018           82.97                88.66             68.77          100.00
$125,001 - $150,000                 137,302           83.12                89.80             60.75           97.49
$150,001 - $200,000                 174,846           81.67                83.36             67.76           93.49
$200,001 - $250,000                 226,430           82.14                82.78             72.66           98.07
$250,001 - $300,000                 274,841           82.38                82.80             57.36           97.56
$300,001 - $350,000                 327,738           81.06                82.18             70.47           99.26
$350,001 - $400,000                 361,845           83.18                83.18             66.79           95.51
$400,001 - $450,000                 428,425           80.55                80.55             56.32           89.34
$450,001 - $500,000                 469,900           87.41                87.41             74.25          100.00
$500,001 - $550,000                 527,167           85.54                85.54             65.86           66.87
$600,001 - $650,000                 613,000           84.55                84.55            100.00          100.00
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                             $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Current Rate

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Current Rate                 Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
4.51 - 5.00%                          11              $3,216,031          1.63%            4.942%             663
5.01 - 5.50%                          40              10,449,111          5.29             5.290              676
5.51 - 6.00%                          83              21,468,565         10.87             5.830              679
6.01 - 6.50%                         147              33,160,519         16.78             6.337              671
6.51 - 7.00%                         267              57,520,267         29.11             6.784              665
7.01 - 7.50%                         174              35,281,031         17.86             7.268              652
7.51 - 8.00%                         109              21,083,407         10.67             7.774              653
8.01 - 8.50%                          46               8,671,633          4.39             8.323              647
8.51 - 9.00%                          38               6,717,186          3.40             8.778              650
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Current Rate                     Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
4.51 - 5.00%                      $292,366           79.31%               79.57%            91.25%         100.00%
5.01 - 5.50%                       261,228           77.18                79.72             91.77           96.27
5.51 - 6.00%                       258,657           79.73                81.07             81.91          100.00
6.01 - 6.50%                       225,582           81.19                83.18             73.54           99.08
6.51 - 7.00%                       215,432           81.51                82.93             67.04           96.40
7.01 - 7.50%                       202,765           82.64                84.46             62.72           96.88
7.51 - 8.00%                       193,426           85.59                87.49             51.73           94.88
8.01 - 8.50%                       188,514           87.09                87.73             30.20           95.10
8.51 - 9.00%                       176,768           87.81                88.18             26.54           94.40
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by FICO

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Fico                         Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
800 - 819                              2                $243,220          0.12%            8.227%             801
760 - 779                             16               3,391,312          1.72             6.650              768
740 - 759                             22               4,693,566          2.38             6.428              748
720 - 739                             31               7,127,000          3.61             6.543              730
700 - 719                             59              12,199,462          6.17             6.359              708
680 - 699                            103              23,048,659         11.67             6.390              689
660 - 679                            173              37,536,905         19.00             6.740              668
640 - 659                            261              54,826,304         27.75             6.958              649
620 - 639                            248              54,501,321         27.59             7.110              629
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Fico                             Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
800 - 819                         $121,610           76.59%               88.43%            40.83%         100.00%
760 - 779                          211,957           83.85                86.10             84.96           91.05
740 - 759                          213,344           82.84                84.34             58.72           89.45
720 - 739                          229,903           82.00                82.81             57.02           95.25
700 - 719                          206,771           79.95                82.95             70.59           98.68
680 - 699                          223,773           81.61                83.97             68.58           94.04
660 - 679                          216,976           82.82                83.86             70.67           98.27
640 - 659                          210,062           82.54                83.85             66.34           97.73
620 - 639                          219,763           81.69                83.36             61.23           97.83
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Original LTV

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Original LTV                 Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
30.01 - 40.00%                         2                $221,300          0.11%            6.636%             655
40.01 - 50.00%                         7               1,382,432          0.70             6.723              656
50.01 - 60.00%                        12               2,781,193          1.41             6.954              655
60.01 - 70.00%                        77              16,813,246          8.51             6.331              662
70.01 - 80.00%                       312              66,247,162         33.53             6.655              664
80.01 - 85.00%                       120              27,234,880         13.79             6.706              666
85.01 - 90.00%                       311              66,891,157         33.86             7.020              661
90.01 - 95.00%                        74              15,996,380          8.10             7.412              664
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Original LTV                     Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
30.01 - 40.00%                    $110,650           38.28%               38.28%             0.00%         100.00%
40.01 - 50.00%                     197,490           46.72                46.72             23.45          100.00
50.01 - 60.00%                     231,766           56.44                56.44              8.74           94.66
60.01 - 70.00%                     218,354           66.22                66.23             70.23           98.87
70.01 - 80.00%                     212,331           77.21                81.90             57.36           97.57
80.01 - 85.00%                     226,957           83.72                83.81             73.41           97.94
85.01 - 90.00%                     215,084           89.17                89.22             79.74           95.55
90.01 - 95.00%                     216,167           94.76                94.76             42.42           98.40
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Document Type

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Document Type                Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Full Doc                             606            $130,491,690         66.05%            6.638%             664
Limited Doc                           93              20,186,101         10.22             6.942              658
Stated Doc                           216              46,889,958         23.73             7.289              663
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Document Type                    Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Full Doc                          $215,333           82.74%               83.80%           100.00%          97.82%
Limited Doc                        217,055           81.19                82.66              0.00           95.67
Stated Doc                         217,083           80.69                83.85              0.00           95.67
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Loan Purpose

                                                                      Pct. Of Pool
                                                                      By Principal     Weighted Avg.    Weighted Avg.
Loan Purpose                 Number Of Loans    Principal Balance        Balance       Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Cashout Refi                         765            $173,991,142         88.07%            6.809%             662
Purchase                              87              11,881,975          6.01             7.176              680
Rate/term Refi                        63              11,694,632          5.92             6.681              668
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Loan Purpose                     Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Cashout Refi                      $227,439           82.00%               82.54%            67.28%          98.26%
Purchase                           136,574           83.61                97.45             34.51           84.75
Rate/term Refi                     185,629           81.86                86.82             79.82           92.24
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                            Distribution by Occupancy Status

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Occupancy Status             Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Non Owner                              8              $1,919,376          0.97%            7.134%             672
Owner Occupied                       890             191,821,285         97.09             6.812              663
Second Home                           17               3,827,089          1.94             7.263              683
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Occupancy Status                 Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Non Owner                         $239,922           80.37%               80.37%            77.73%           0.00%
Owner Occupied                     215,530           82.04                83.69             66.55          100.00
Second Home                        225,123           85.64                85.64             35.21            0.00
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Property Type

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Property Type                Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
2-4 Family                            55             $17,553,153          8.88%            6.954%             658
Condo                                 78              14,642,870          7.41             6.918              668
Pud                                   61              12,667,510          6.41             6.662              667
Single Family                        721             152,704,216         77.29             6.813              663
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Property Type                    Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
2-4 Family                        $319,148           81.10%               81.43%            55.93%          92.20%
Condo                              187,729           82.55                86.53             56.52           95.21
Pud                                207,664           84.81                88.54             64.49           98.81
Single Family                      211,795           81.94                83.28             68.26           97.69
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                                  Distribution by State

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
State                        Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
CA - Southern                        183             $50,289,652         25.45%            6.467%             665
CA - Northern                         85              22,340,484         11.31             6.556              666
FL                                   107              18,293,369          9.26             7.017              659
NY                                    38              11,698,878          5.92             7.220              652
MD                                    46               9,637,752          4.88             7.047              656
MA                                    34               9,028,384          4.57             6.073              667
AZ                                    53               8,092,311          4.10             6.998              667
WA                                    34               7,454,553          3.77             7.054              664
MN                                    32               6,482,768          3.28             7.035              660
NJ                                    24               5,624,803          2.85             7.451              654
Other                                279              48,624,794         24.61             7.079              664
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
State                            Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
CA - Southern                     $274,807           78.18%               79.15%            67.92%          97.18%
CA - Northern                      262,829           81.13                81.25             73.03           97.89
FL                                 170,966           85.15                87.73             62.74           94.29
NY                                 307,865           82.67                82.67             50.13          100.00
MD                                 209,516           83.67                84.60             80.67          100.00
MA                                 265,541           84.52                85.13             69.86           95.68
AZ                                 152,685           84.41                89.92             61.76           95.48
WA                                 219,252           86.35                86.69             77.59           96.56
MN                                 202,586           85.84                88.52             48.33          100.00
NJ                                 234,367           83.85                83.85             55.71           94.80
Other                              174,282           82.78                85.64             64.87           96.90
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                                Distribution by Zip Code

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Zip Code                     Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
92114                                  4              $1,268,000          0.64%            6.917%             656
93535                                  6               1,254,778          0.64             6.761              673
94801                                  3               1,124,885          0.57             6.062              725
20747                                  5               1,014,542          0.51             7.315              636
89031                                  4                 958,500          0.49             7.205              652
2150                                   2                 935,500          0.47             6.160              656
92504                                  4                 931,533          0.47             5.543              697
91331                                  3                 910,002          0.46             6.171              690
91730                                  3                 906,215          0.46             5.885              688
92703                                  3                 883,750          0.45             6.295              635
Other                                878             187,380,044         94.84             6.844              663
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.      Weighted Avg.                       Pct. Owner
Zip Code                         Balance           Original LTV       Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
92114                             $317,000           69.97%               69.97%            51.89%         100.00%
93535                              209,130           85.00                85.00             82.61           70.07
94801                              374,962           79.40                79.40            100.00          100.00
20747                              202,908           83.97                83.97            100.00          100.00
89031                              239,625           76.52                76.52            100.00          100.00
2150                               467,750           86.55                86.55             55.32          100.00
92504                              232,883           83.51                83.51            100.00          100.00
91331                              303,334           71.82                71.82             70.66          100.00
91730                              302,072           77.62                84.69            100.00          100.00
92703                              294,583           74.15                74.15             39.15          100.00
Other                              213,417           82.27                83.92             65.30           97.13
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                      Distribution by Remaining Months to Maturity

                                                                    Pct. Of Pool By
    Remaining Months to                                                Principal       Weighted Avg.    Weighted Avg.
         Maturity            Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
301 - 360                            915            $197,567,749        100.00%            6.824%             663
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


    Remaining Months to       Avg. Principal      Weighted Avg.      Weighted Avg.                        Pct. Owner
         Maturity                Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
301 - 360                         $215,921           82.09%               83.69%            66.05%          97.09%
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                            Distribution by Amortization Type

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Amortization Type            Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
2 YEAR ARM                           591            $129,629,660         65.61%            6.866%             659
3 YEAR ARM                           172              37,655,235         19.06             6.679              663
30 Year Fixed                        152              30,282,855         15.33             6.826              678
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Amortization Type                Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
2 YEAR ARM                        $219,340           82.84%               84.34%            62.45%          96.76%
3 YEAR ARM                         218,926           81.83                84.77             67.31           96.28
30 Year Fixed                      199,229           79.24                79.61             79.87           99.51
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                             Distribution by Prepayment Term

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Prepayment Term              Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
0                                    240             $51,795,966         26.22%            7.081%             660
12                                    29               7,017,301          3.55             6.798              658
24                                   116              22,756,777         11.52             6.864              662
36                                   530             115,997,706         58.71             6.703              665
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal       Weighted Avg.      Weighted Avg.                       Pct. Owner
Prepayment Term                  Balance           Original LTV       Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
0                                 $215,817           83.90%               85.51%            64.36%          97.60%
12                                 241,976           79.88                80.61             51.06          100.00
24                                 196,179           84.11                89.97             41.40           92.97
36                                 218,864           81.02                81.84             72.55           97.50
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                              Distribution by Periodic Cap

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
Periodic Cap                 Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
1.00 - 1.49%                         763             167,284,895         84.67             6.824              660
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Periodic Cap                     Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
1.00 - 1.49%                       219,246           82.61                84.43             63.55           96.65
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by Months to Rate Reset

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
   Months to Rate Reset      Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
11 - 20                                4               1,009,000          0.51             5.074              662
21 - 30                              590             129,264,148         65.43             6.879              659
31 - 40                              169              37,011,747         18.73             6.676              663
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Months to Rate Reset          Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
11 - 20                            252,250           83.38                83.38             42.37          100.00
21 - 30                            219,092           82.87                84.37             62.43           96.62
31 - 40                            219,004           81.68                84.68             68.03           96.68
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Maximum Lifetime Rate

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
   Maximum Lifetime Rate     Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
10.50 - 10.99%                         9               2,699,031          1.37             4.931              666
11.00 - 11.49%                        36               9,697,216          4.91             5.248              670
11.50 - 11.99%                        65              16,853,882          8.53             5.806              677
12.00 - 12.49%                       101              23,710,758         12.00             6.270              667
12.50 - 12.99%                       237              51,792,174         26.21             6.758              662
13.00 - 13.49%                       135              28,189,311         14.27             7.242              649
13.50 - 13.99%                       108              20,369,058         10.31             7.733              651
14.00 - 14.49%                        28               5,073,570          2.57             8.216              652
14.50 - 14.99%                        44               8,899,896          4.50             8.697              646
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Maximum Lifetime Rate         Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
10.50 - 10.99%                     299,892           79.01                79.32            100.00          100.00
11.00 - 11.49%                     269,367           76.18                78.60             93.04           95.98
11.50 - 11.99%                     259,290           79.16                80.75             79.10          100.00
12.00 - 12.49%                     234,760           81.60                83.97             76.18           98.72
12.50 - 12.99%                     218,532           82.55                84.12             65.78           96.29
13.00 - 13.49%                     208,810           82.45                85.00             57.73           96.09
13.50 - 13.99%                     188,602           86.38                88.18             47.93           94.70
14.00 - 14.49%                     181,199           89.22                89.73             23.47           91.63
14.50 - 14.99%                     202,270           88.34                88.95             21.29           95.77
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by Minimum Lifetime Rate

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
   Minimum Lifetime Rate     Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
4.50 - 4.99%                           9               2,699,031          1.37             4.931              666
5.00 - 5.49%                          36               9,697,216          4.91             5.248              670
5.50 - 5.99%                          65              16,853,882          8.53             5.806              677
6.00 - 6.49%                         101              23,710,758         12.00             6.270              667
6.50 - 6.99%                         237              51,792,174         26.21             6.758              662
7.00 - 7.49%                         135              28,189,311         14.27             7.242              649
7.50 - 7.99%                         108              20,369,058         10.31             7.733              651
8.00 - 8.49%                          28               5,073,570          2.57             8.216              652
8.50 - 8.99%                          44               8,899,896          4.50             8.697              646
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Minimum Lifetime Rate         Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
4.50 - 4.99%                       299,892           79.01                79.32            100.00          100.00
5.00 - 5.49%                       269,367           76.18                78.60             93.04           95.98
5.50 - 5.99%                       259,290           79.16                80.75             79.10          100.00
6.00 - 6.49%                       234,760           81.60                83.97             76.18           98.72
6.50 - 6.99%                       218,532           82.55                84.12             65.78           96.29
7.00 - 7.49%                       208,810           82.45                85.00             57.73           96.09
7.50 - 7.99%                       188,602           86.38                88.18             47.93           94.70
8.00 - 8.49%                       181,199           89.22                89.73             23.47           91.63
8.50 - 8.99%                       202,270           88.34                88.95             21.29           95.77
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                                 Distribution by Margin

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
Margin                       Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
2.50 - 2.99%                           2                 313,900          0.16             7.451              661
3.00 - 3.49%                           4               1,053,365          0.53             6.184              663
3.50 - 3.99%                          15               4,879,182          2.47             5.906              665
4.00 - 4.49%                          32               5,361,509          2.71             7.009              665
4.50 - 4.99%                          28               7,039,110          3.56             6.396              726
5.00 - 5.49%                         135              30,196,487         15.28             6.766              671
5.50 - 5.99%                         231              50,078,626         25.35             7.230              641
6.00 - 6.49%                         316              68,362,716         34.60             6.653              662
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
Margin                           Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
2.50 - 2.99%                       156,950           84.00                84.00             24.50          100.00
3.00 - 3.49%                       263,341           81.21                81.21             68.87          100.00
3.50 - 3.99%                       325,279           83.90                83.90             76.12           92.01
4.00 - 4.49%                       167,547           84.13                90.46             57.91          100.00
4.50 - 4.99%                       251,397           81.00                81.34             75.14           97.30
5.00 - 5.49%                       223,678           82.24                82.24             75.20           97.04
5.50 - 5.99%                       216,791           81.53                81.65             69.18           97.33
6.00 - 6.49%                       216,338           83.53                87.38             52.72           95.92
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                          Distribution by First Adjustment Cap

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.    Weighted Avg.
   First Adjustment Cap      Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
1.51 - 2.00%                         763             167,284,895         84.67             6.824              660
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   First Adjustment Cap          Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
1.51 - 2.00%                       219,246           82.61                84.43             63.55           96.65
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                          Distribution by Periodic Lifetime Cap

                                                                    Pct. Of Pool By
                                                                       Principal       Weighted Avg.     Weighted Avg.
   Periodic Lifetime Cap     Number Of Loans    Principal Balance       Balance         Gross Coupon     Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                                  152             $30,282,855         15.33%            6.826%             678
5.51 - 6.00%                         763             167,284,895         84.67             6.824              660
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


                              Avg. Principal      Weighted Avg.       Weighted Avg.                       Pct. Owner
   Periodic Lifetime Cap         Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
N/A                               $199,229           79.24%               79.61%            79.87%          99.51%
5.51 - 6.00%                       219,246           82.61                84.43             63.55           96.65
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                           Distribution by Interest-Only Loans

                                                                    Pct. Of Pool By
      Distribution by                                                  Principal       Weighted Avg.    Weighted Avg.
    Interest-Only Loans      Number Of Loans    Principal Balance       Balance        Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Y                                    915            $197,567,749        100.00%            6.824%             663
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


     Distribution by          Avg. Principal      Weighted Avg.      Weighted Avg.                        Pct. Owner
   Interest-Only Loans           Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Y                                 $215,921           82.09%               83.69%            66.05%          97.09%
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


                                           Distribution by Interest-Only Term

                                                                      Pct. Of Pool
      Distribution by                                                 By Principal     Weighted Avg.    Weighted Avg.
    Interest-Only Term       Number Of Loans    Principal Balance        Balance       Gross Coupon      Current FICO
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
24                                   223             $47,831,033         24.21%            6.621%             665
36                                    92              19,238,553          9.74             6.465              662
60                                   600             130,498,164         66.05             6.951              662
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                               915            $197,567,749        100.00%            6.824%             663
==========================  =================  ===================  =================  ===============  =================


      Distribution by         Avg. Principal      Weighted Avg.      Weighted Avg.                        Pct. Owner
    Interest-Only Term           Balance          Original LTV        Combined LTV     Pct. Full Doc       Occupied
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
24                                $214,489           84.15%               88.10%            46.44%          96.25%
36                                 209,115           82.04                87.80             62.36           95.79
60                                 217,497           81.34                81.47             73.78           97.59
--------------------------  -----------------  -------------------  -----------------  ---------------  -----------------
Total:                            $215,921           82.09%               83.69%            66.05%          97.09%
==========================  =================  ===================  =================  ===============  =================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Group II Mortgage Loans(1)

Scheduled Principal Balance:                                   $475,217,136
Number of Mortgage Loans:                                             1,687
Average Scheduled Principal Balance:                               $281,694
Interest-Only Loans:                                                   100%
Weighted Average Gross Coupon:                                       6.820%
Weighted Average Net Coupon:(2)                                      6.313%
Weighted Average Original FICO Score:                                   669
Weighted Average Original LTV Ratio:                                 81.81%
Weighted Average Stated Remaining Term (months):                        357
Weighted Average Seasoning (months):                                      3
Weighted Average Months to Roll:(3)                                      24
Weighted Average Gross Margin:(3)                                     5.67%
Weighted Average Initial Rate Cap:(3)                                 2.00%
Weighted Average Periodic Rate Cap:(3)                                1.00%
Weighted Average Gross Maximum Lifetime Rate:(3)                     12.83%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the adjustable-rate mortgage loans in the applicable loan group.


                   Distribution by Current Principal Balance

                                                     Pct. Of Pool     Weighted      Weighted
   Current Principal   Number Of       Principal     By Principal    Avg. Gross   Avg. Current
        Balance          Loans          Balance        Balance         Coupon         FICO
--------------------  ------------  --------------  --------------  ------------  -------------
$50,001 - $75,000           14          $936,214            0.20%        8.086%        671
$75,001 - $100,000          66         5,961,292            1.25         7.410         659
$100,001 - $125,000         96        10,803,085            2.27         7.182         657
$125,001 - $150,000        120        16,592,343            3.49         7.069         670
$150,001 - $200,000        288        50,749,776           10.68         7.061         665
$200,001 - $250,000        260        58,411,013           12.29         6.985         670
$250,001 - $300,000        197        53,794,802           11.32         6.875         672
$300,001 - $350,000        138        44,937,891            9.46         6.733         667
$350,001 - $400,000        171        64,516,251           13.58         6.669         670
$400,001 - $450,000        120        50,810,333           10.69         6.605         668
$450,001 - $500,000         86        40,950,439            8.62         6.687         666
$500,001 - $550,000         45        23,638,760            4.97         6.696         671
$550,001 - $600,000         51        29,586,373            6.23         6.792         669
$600,001 - $650,000         14         8,807,260            1.85         6.721         675
$650,001 - $700,000         10         6,671,379            1.40         6.635         653
$700,001 - $750,000         11         8,049,924            1.69         6.588         687
--------------------  ------------  --------------  --------------  ------------  -------------
Total:                   1,687      $475,217,136          100.00%        6.820%        669
====================  ============  ==============  ==============  ============  =============

                          Avg.                         Weighted
   Current Principal    Principal    Weighted Avg.        Avg.                      Pct. Owner
        Balance          Balance      Original LTV    Combined LTV  Pct. Full Doc    Occupied
--------------------  ------------  --------------  --------------  ------------  -------------
$50,001 - $75,000         $66,872          66.49%        66.49%         71.74%        93.19%
$75,001 - $100,000         90,323          76.53         82.06          69.03         96.97
$100,001 - $125,000       112,532          79.20         84.73          69.46         99.03
$125,001 - $150,000       138,270          79.33         84.18          63.46         96.52
$150,001 - $200,000       176,215          79.20         86.67          57.38         99.34
$200,001 - $250,000       224,658          80.91         88.44          57.32         99.25
$250,001 - $300,000       273,070          81.70         90.74          58.28         99.53
$300,001 - $350,000       325,637          80.75         89.03          57.27         99.26
$350,001 - $400,000       377,288          83.18         89.31          54.92         98.85
$400,001 - $450,000       423,419          83.11         88.72          60.86        100.00
$450,001 - $500,000       476,168          83.55         86.96          54.93         97.58
$500,001 - $550,000       525,306          86.63         91.01          59.93         97.71
$550,001 - $600,000       580,125          83.62         88.17          66.87         96.05
$600,001 - $650,000       629,090          82.03         82.03          64.41        100.00
$650,001 - $700,000       667,138          81.01         81.01          90.13        100.00
$700,001 - $750,000       731,811          77.30         77.30          82.14        100.00
--------------------  ------------  --------------  --------------  ------------  -------------
Total:                   $281,694          81.81%        87.93%         59.68%        98.79%
====================  ============  ==============  ==============  ============  =============



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Current Rate

                                               Pct. Of Pool     Weighted      Weighted
                Number Of       Principal      By Principal    Avg. Gross   Avg. Current
 Current Rate    Loans          Balance          Balance        Coupon         FICO
-------------- ----------  --------------  -----------------  -----------  ---------------
4.51 - 5.00%         15        $6,443,760           1.36%        4.964%           684
5.01 - 5.50%         56        21,631,683           4.55         5.255            684
5.51 - 6.00%        138        44,192,810           9.30         5.836            673
6.01 - 6.50%        338       106,666,838          22.45         6.322            683
6.51 - 7.00%        483       133,163,030          28.02         6.792            667
7.01 - 7.50%        321        81,681,570          17.19         7.270            658
7.51 - 8.00%        215        51,746,128          10.89         7.754            656
8.01 - 8.50%         59        13,219,599           2.78         8.255            657
8.51 - 9.00%         31         8,409,333           1.77         8.820            651
9.01% & Above        31         8,062,386           1.70         9.925            648
-------------- ----------  --------------  -----------------  -----------  ---------------
Total:            1,687      $475,217,136         100.00%        6.820%           669
============== ==========  ==============  =================  ===========  ===============

                     Avg.                         Weighted
                  Principal     Weighted Avg.        Avg.        Pct. Full     Pct. Owner
 Current Rate      Balance       Original LTV    Combined LTV       Doc         Occupied
--------------   ----------    --------------  ----------------- ----------- -------------
4.51 - 5.00%      $429,584           82.15%         87.32%        86.93%        100.00%
5.01 - 5.50%       386,280           81.98          91.31         89.59         100.00
5.51 - 6.00%       320,238           79.41          87.64         83.19         100.00
6.01 - 6.50%       315,582           79.92          86.56         68.39          99.02
6.51 - 7.00%       275,700           81.50          87.45         61.51          99.16
7.01 - 7.50%       254,460           82.75          88.62         47.34          99.11
7.51 - 8.00%       240,680           84.17          88.73         38.61          97.69
8.01 - 8.50%       224,061           86.52          92.89         29.40          96.10
8.51 - 9.00%       271,269           89.56          90.82         24.05          93.03
9.01% & Above      260,077           83.83          83.83         30.39          93.28
--------------   ----------    --------------  ----------------- ----------- -------------
Total:            $281,694           81.81%         87.93%        59.68%         98.79%
==============   ==========    ==============  ================= =========== ===============



                             Distribution by FICO

                                              Pct. Of Pool    Weighted      Weighted
                 Number Of       Principal    By Principal    Avg. Gross   Avg. Current
 FICO             Loans          Balance        Balance        Coupon         FICO
-------------  -----------  --------------  ---------------  -----------  ----------------
800 - 819            4           $662,707        0.14%         6.860%          805
780 - 799           11          3,501,814        0.74          6.288           788
760 - 779           26          7,688,892        1.62          6.283           768
740 - 759           51         15,222,253        3.20          6.476           749
720 - 739           94         27,711,722        5.83          6.431           730
700 - 719          119         35,166,297        7.40          6.610           709
680 - 699          213         62,203,752       13.09          6.554           689
660 - 679          327         91,408,833       19.24          6.777           668
640 - 659          419        114,891,879       24.18          7.026           649
620 - 639          423        116,758,989       24.57          7.042           629
-------------  -----------  --------------  ---------------  -----------  ----------------
Total:           1,687       $475,217,136      100.00%         6.820%          669
=============  ===========  ==============  ===============  ===========  ================

                    Avg.                      Weighted
                 Principal   Weighted Avg.      Avg.        Pct. Full      Pct. Owner
 FICO             Balance     Original LTV   Combined LTV      Doc          Occupied
-------------  -----------  --------------  --------------  ----------  ------------------
800 - 819         $165,677        65.82%        74.27%        57.75%        100.00%
780 - 799          318,347        79.43         81.92         63.44         100.00
760 - 779          295,727        80.40         91.66         57.01         100.00
740 - 759          298,476        76.67         83.36         62.89         100.00
720 - 739          294,806        81.27         88.00         59.23          99.33
700 - 719          295,515        82.47         90.35         62.31          97.74
680 - 699          292,036        82.60         90.72         52.07          97.13
660 - 679          279,538        82.33         87.40         65.30          99.91
640 - 659          274,205        82.14         87.78         56.57          98.58
620 - 639          276,026        81.51         86.87         61.37          98.93
-------------  -----------  --------------  ---------------  -----------  ----------------
Total:            $281,694        81.81%        87.93%        59.68%         98.79%
=============  ===========  ==============  ===============  ===========  ================




                         Distribution by Original LTV

                                          Pct. Of Pool   Weighted     Weighted
                 Number Of   Principal    By Principal   Avg. Gross   Avg. Current
Original LTV      Loans      Balance        Balance        Coupon       FICO
--------------  ----------  -----------  -------------  -----------  ---------------
30.00% & Below        9      $1,139,525        0.24%       7.261%        685
30.01 - 40.00%       13       1,921,835        0.40        6.606         668
40.01 - 50.00%       27       5,524,454        1.16        6.871         669
50.01 - 60.00%       68      14,780,777        3.11        6.701         670
60.01 - 70.00%       65      17,720,099        3.73        6.618         674
70.01 - 80.00%      755     207,843,635       43.74        6.633         672
80.01 - 85.00%      189      64,679,184       13.61        6.764         667
85.01 - 90.00%      424     120,250,329       25.30        7.043         662
90.01 - 95.00%      137      41,357,298        8.70        7.314         673
--------------  ---------  -------------  -------------  -----------  ---------------
Total:            1,687    $475,217,136      100.00%       6.820%        669
==============  =========  =============  =============  ===========  ===============

                    Avg.                      Weighted
                 Principal   Weighted Avg.      Avg.        Pct. Full   Pct. Owner
Original LTV      Balance     Original LTV   Combined LTV      Doc       Occupied
--------------   ----------  -------------  -------------  -----------  ------------
30.00% & Below    $126,614       26.50%        26.50%        94.73%     100.00%
30.01 - 40.00%     147,833       36.38         36.38        100.00      100.00
40.01 - 50.00%     204,609       46.13         46.13         95.75      100.00
50.01 - 60.00%     217,364       56.32         56.32         83.73      100.00
60.01 - 70.00%     272,617       65.79         65.79         75.25      100.00
70.01 - 80.00%     275,290       79.15         93.08         44.04       99.72
80.01 - 85.00%     342,218       83.80         83.87         76.63       95.26
85.01 - 90.00%     283,609       89.26         89.34         76.00       98.67
90.01 - 95.00%     301,878       94.78         94.78         41.43       98.84
--------------  ---------  -------------  -------------  -----------  ---------------
Total:            $281,694       81.81%        87.93%        59.68%      98.79%
==============  =========  =============  =============  ===========  ===============



                         Distribution by Document Type

                                             Pct. Of Pool    Weighted      Weighted
                Number Of     Principal     By Principal    Avg. Gross   Avg. Current
Document Type     Loans        Balance         Balance        Coupon         FICO
--------------  ----------  -------------  -------------   -----------   ------------
Full Doc         1,011      $283,609,206        59.68%        6.589%          668
Limited Doc        129        36,535,673         7.69         6.817           670
Stated Doc         547       155,072,258        32.63         7.242           669
--------------  ----------  -------------  -------------   -----------   ------------
Total:           1,687      $475,217,136       100.00%        6.820%          669
==============  ==========  =============  =============   ===========   ============


                   Avg.                      Weighted
                Principal   Weighted Avg.      Avg.        Pct. Full     Pct. Owner
Document Type    Balance     Original LTV   Combined LTV      Doc         Occupied
--------------  ----------  -------------  -------------   -----------   ------------
Full Doc        $280,523       81.21%          84.58%       100.00%         98.73%
Limited Doc      283,222       83.04           88.38          0.00          97.71
Stated Doc       283,496       82.62           93.96          0.00          99.16
--------------  ----------  -------------  -------------   -----------   ------------
Total:          $281,694       81.81%          87.93%        59.68%         98.79%
==============  ==========  =============  =============   ===========   ============



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Loan Purpose

                                          Pct. Of Pool   Weighted     Weighted
                 Number Of   Principal    By Principal   Avg. Gross   Avg. Current
Loan Purpose      Loans      Balance        Balance        Coupon       FICO
--------------  ----------  -----------  -------------  -----------  ---------------
Cashout Refi         944     $275,625,797     58.00%      6.890%         664
Purchase             653      176,539,432     37.15       6.756          674
Rate/term Refi        90       23,051,908      4.85       6.467          677
--------------  ----------  ------------- ------------  -----------  ---------------
Total:             1,687     $475,217,136    100.00%      6.820%         669
==============  ==========  ============= ============  ===========  ===============

                     Avg.                         Weighted
                  Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Loan Purpose       Balance       Original LTV     Combined LTV      Doc       Occupied
--------------    ----------    -------------    -------------  -----------  ------------
Cashout Refi       $291,976        81.54%          81.99%          76.24%     98.88%
Purchase           270,351         82.31           97.79           31.15      99.05
Rate/term Refi     256,132         81.22           83.45           80.24      95.84
--------------    ----------    -------------    -------------  -----------  ------------
Total:             $281,694        81.81%          87.93%          59.68%     98.79%
==============    ==========    =============    =============  ===========  ============



                       Distribution by Occupancy Status

                                           Pct. Of Pool    Weighted     Weighted
Occupancy        Number Of    Principal    By Principal   Avg. Gross   Avg. Current
 Status           Loans       Balance        Balance        Coupon       FICO
--------------  ----------   -----------  -------------  -----------  ---------------
Non Owner             4         $665,580       0.14%        8.210%         674
Owner Occupied    1,666      469,488,089      98.79         6.810          669
Second Home          17        5,063,468       1.07         7.514          668
--------------  ----------  ------------  -------------  -----------  ---------------
Total:            1,687     $475,217,136     100.00%        6.820%         669
==============  ==========  ============  =============  ===========  ===============

                    Avg.                         Weighted
Occupancy        Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
 Status           Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------   ----------
Non Owner        $166,395          83.86%           83.86%         22.56%       0.00%
Owner Occupied    281,806          81.76            87.96          59.64      100.00
Second Home       297,851          85.82            85.82          68.04        0.00
--------------   -----------   --------------    ------------   ---------   ----------
Total:           $281,694          81.81%           87.93%         59.68%      98.79%
==============   ===========   ==============    ============   =========   ==========



                         Distribution by Property Type

                                           Pct. Of Pool     Weighted     Weighted
Property         Number Of    Principal     By Principal   Avg. Gross   Avg. Current
 Type             Loans       Balance         Balance        Coupon        FICO
--------------  ----------   -----------   -------------  -----------  --------------
2-4 Family           79     $26,555,538       5.59%         7.051%          671
Condo               141      30,996,151       6.52          6.878           675
Pud                 165      45,781,371       9.63          6.904           668
Single Family     1,302     371,884,077      78.26          6.788           668
--------------  ----------  ------------   -------------  -----------  --------------
Total:            1,687     $475,217,136    100.00%         6.820%          669
==============  ==========  ============   =============  ===========  ==============

                    Avg.                         Weighted
Property        Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
 Type             Balance      Original LTV     Combined LTV      Doc       Occupied
--------------  -----------   --------------    ------------   ---------   ----------
2-4 Family      $336,146           81.29%         87.38%         54.89%      95.95%
Condo            219,831           82.76          93.25          54.14       96.21
Pud              277,463           84.30          93.70          45.29       99.68
Single Family    285,625           81.46          86.82          62.26       99.10
--------------  -----------   --------------    ------------   ---------   ----------
Total:          $281,694           81.81%         87.93%         59.68%      98.79%
==============  ===========   ==============    ============   =========   ==========



                             Distribution by State

                                             Pct. Of Pool   Weighted       Weighted
                  Number Of   Principal      By Principal   Avg. Gross   Avg. Current
 State             Loans      Balance          Balance        Coupon        FICO
--------------   ----------  ------------   -------------  -----------  --------------
CA - Southern     426        $145,407,694      30.60%        6.655%           668
CA - Northern     244          91,089,505      19.17         6.447            676
FL                216          47,826,600      10.06         7.045            668
NY                 77          28,665,184       6.03         6.856            667
MD                 67          17,522,900       3.69         7.069            663
NJ                 58          16,348,706       3.44         7.327            674
NV                 55          13,709,768       2.88         7.233            660
AZ                 63          12,236,464       2.57         6.962            666
IL                 60          12,162,875       2.56         7.417            664
WA                 40          10,523,681       2.21         6.772            668
Other             381          79,723,758      16.78         7.060            666
--------------  ----------  -------------  -------------  -----------  ---------------
Total:          1,687        $475,217,136     100.00%        6.820%           669
==============  ==========  =============  =============  ===========  ===============

                    Avg.                          Weighted
                 Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
 State             Balance     Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------  -----------
CA - Southern     $341,333         80.70%         87.87%         54.33%      99.39%
CA - Northern      373,318         81.34          87.53          63.03       99.59
FL                 221,419         83.70          90.61          54.70       97.84
NY                 372,275         81.27          86.07          68.73      100.00
MD                 261,536         84.61          87.36          74.42       99.46
NJ                 281,874         79.60          83.16          69.73       97.97
NV                 249,269         85.03          93.17          42.54       91.77
AZ                 194,230         82.18          90.31          53.77       97.94
IL                 202,715         83.59          93.56          35.99      100.00
WA                 263,092         81.10          83.90          70.55       98.06
Other              209,249         82.48          87.07          66.07       98.21
--------------  -----------   --------------    ------------   ---------   ----------
Total:            $281,694         81.81%         87.93%         59.68%      98.79%
==============  ===========   ==============    ============   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Distribution by Zip Code

                                          Pct. Of Pool   Weighted     Weighted
                Number Of    Principal    By Principal   Avg. Gross   Avg. Current
Zip Code         Loans       Balance        Balance        Coupon       FICO
--------------  ---------   -----------  -------------  -----------  ---------------
94565                 8      $3,088,495      0.65%       6.138%          654
92021                 6       2,392,000      0.50        7.262           652
92592                 5       2,315,850      0.49        6.297           659
91342                 5       2,037,297      0.43        6.388           666
92882                 5       1,874,498      0.39        6.618           682
92804                 5       1,736,900      0.37        7.065           654
95376                 4       1,718,991      0.36        6.550           691
94544                 4       1,702,690      0.36        6.268           705
94591                 4       1,699,200      0.36        6.059           663
92883                 4       1,692,752      0.36        6.271           670
Other             1,637    $454,958,463     95.74        6.834           669
--------------  ---------  ------------  -------------  -----------  ---------------
Total:            1,687    $475,217,136    100.00%       6.820%          669
==============  =========  ============  =============  ===========  ===============

                    Avg.                         Weighted
                 Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Zip Code          Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------   ----------
94565             $386,062          82.14%         89.96%        40.60%      100.00%
92021              398,667          83.93          91.72         24.64       100.00
92592              463,170          86.27          91.08         75.96       100.00
91342              407,459          82.39          92.62         48.83       100.00
92882              374,900          85.24          92.49         50.23       100.00
92804              347,380          76.78          87.05         23.66       100.00
95376              429,748          77.33          93.01         45.08       100.00
94544              425,673          81.44          91.39         25.46       100.00
94591              424,800          86.46          86.46        100.00       100.00
92883              423,188          80.66          91.75         77.26       100.00
Other              277,922          81.78          87.80         60.10        98.74
--------------   -----------   --------------    ------------   ---------   ----------
Total:            $281,694          81.81%         87.93%        59.68%       98.79%
==============   ===========   ==============    ============   =========   ==========



                 Distribution by Remaining Months to Maturity

Remaining                                 Pct. Of Pool   Weighted     Weighted
Months To      Number Of    Principal    By Principal   Avg. Gross   Avg. Current
Maturity        Loans       Balance        Balance        Coupon       FICO
-----------   ----------  ------------  -------------  -----------  -------------
121 - 180           1        $255,000       0.05%        7.850%         623
301 - 360       1,686     474,962,136      99.95         6.819          669
-----------   ----------  ------------  -------------  -----------  -------------
Total:          1,687     $475,217,136    100.00%        6.820%         669
===========   ==========  ============  =============  ===========  =============

Remaining          Avg.                         Weighted
Months To       Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Maturity         Balance       Original LTV     Combined LTV      Doc       Occupied
-----------   -----------     --------------    ------------   ---------   ----------
121 - 180      $255,000           85.00%         85.00%          0.00%       100.00%
301 - 360       281,709           81.81          87.93          59.71         98.79
-----------   -----------     --------------    ------------   ---------   ----------
Total:         $281,694           81.81%         87.93%         59.68%        98.79%
===========   ===========     ==============    ============   =========   ==========



                       Distribution by Amortization Type

                                           Pct. Of Pool    Weighted      Weighted
Amortization   Number Of    Principal     By Principal    Avg. Gross    Avg. Current
   Type          Loans       Balance         Balance        Coupon         FICO
-------------- ----------  -----------   -------------   -----------   ---------------
15 Year Fixed        1        $255,000       0.05%          7.850%         623
2 YEAR ARM       1,209     350,388,984      73.73           6.845          665
3 YEAR ARM         277      74,891,562      15.76           6.736          669
30 Year Fixed      200      49,681,591      10.45           6.764          694
-------------- ----------  ------------  -------------   -----------   ---------------
Total:           1,687     $475,217,136    100.00%          6.820%         669
============== ==========  ============  =============   ===========   ===============

                     Avg.                         Weighted
Amortization     Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
   Type           Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------   ----------
15 Year Fixed     $255,000        85.00%           85.00%         0.00%      100.00%
2 YEAR ARM         289,817        82.51            89.09         56.53        98.44
3 YEAR ARM         270,367        82.73            90.11         57.89        99.91
30 Year Fixed      248,408        75.44            76.46         84.89        99.63
--------------   -----------   --------------    ------------   ---------   ----------
Total:            $281,694        81.81%           87.93%        59.68%       98.79%
==============   ===========   ==============    ============   =========   ==========



                    Distribution by Prepayment Term Months

Prepayment                                Pct. Of Pool     Weighted     Weighted
Term             Number Of    Principal    By Principal   Avg. Gross   Avg. Current
Months            Loans       Balance        Balance        Coupon       FICO
--------------  ----------   -----------  -------------  -----------  ---------------
0                   438     $118,505,034     24.94%         7.169%        668
12                   59       17,743,611      3.73          7.085         672
24                  392      112,113,993     23.59          6.713         670
30                    2          435,500      0.09          7.291         684
36                  796      226,418,998     47.65          6.667         668
--------------  ----------  ------------  -------------  -----------  ---------------
Total:            1,687     $475,217,136    100.00%         6.820%        669
==============  ==========  ============  =============  ===========  ===============


Prepayment            Avg.                         Weighted
Term              Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Months             Balance       Original LTV     Combined LTV      Doc       Occupied
--------------    -----------   --------------    ------------   ---------   ----------
0                 $270,559          81.83%         87.29%        61.22%         98.52%
12                 300,739          81.91          92.15         46.14         100.00
24                 286,005          82.87          95.15         36.45          98.03
30                 217,750          92.11          92.11        100.00         100.00
36                 284,446          81.24          84.35         71.36          99.22
--------------    -----------   --------------    ------------   ---------   ----------
Total:            $281,694          81.81%         87.93%        59.68%         98.79%
==============    ===========   ==============    ============   =========   ==========




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Distribution by Periodic Cap

                                          Pct. Of Pool   Weighted     Weighted
Periodic         Number Of   Principal    By Principal   Avg. Gross   Avg. Current
 Cap              Loans      Balance        Balance        Coupon       FICO
--------------  ----------  -----------  -------------  -----------  --------------
N/A                201      $49,936,591     10.51%        6.769%         694
1.00 - 1.49%     1,486      425,280,546     89.49         6.826          666
--------------  ----------  -----------  -------------  -----------  --------------
Total:           1,687     $475,217,136    100.00%        6.820%         669
==============  ==========  ============ =============  ===========  ==============

                     Avg.                          Weighted
Periodic          Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
 Cap               Balance       Original LTV     Combined LTV      Doc       Occupied
--------------    -----------   --------------    ------------   ---------   ----------
N/A                $248,441         75.49%          76.50%         84.46%       99.63%
1.00 - 1.49%        286,191         82.55           89.27          56.77        98.70
--------------    -----------    --------------   ------------   ---------   ----------
Total:             $281,694         81.81%          87.93%         59.68%       98.79%
==============    ===========    ==============   ============   =========   ==========



                     Distribution by Months to Rate Reset

                                          Pct. Of Pool    Weighted     Weighted
Months To        Number Of   Principal    By Principal   Avg. Gross   Avg. Current
Rate Reset        Loans      Balance        Balance        Coupon       FICO
--------------  ----------  -----------  -------------  -----------  --------------
N/A                201      $49,936,591     10.51%        6.769%         694
11 - 20             16        6,561,883      1.38         5.046          677
21 - 30          1,195      344,533,842     72.50         6.881          665
31 - 40            275       74,184,821     15.61         6.725          669
--------------  ----------  ------------ -------------  -----------  --------------
Total:           1,687     $475,217,136    100.00%        6.820%         669
==============  ==========  ============ =============  ===========  ==============

                   Avg.                          Weighted
Months To       Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Rate Reset       Balance       Original LTV     Combined LTV      Doc       Occupied
--------------  -----------   --------------    ------------   ---------   ----------
N/A             $248,441           75.49%         76.50%         84.46%        99.63%
11 - 20          410,118           81.58          89.42          88.24        100.00
21 - 30          288,313           82.49          89.14          55.77         98.44
31 - 40          269,763           82.95          89.89          58.62         99.77
--------------  -----------   --------------    ------------   ---------   ----------
Total:          $281,694           81.81%         87.93%         59.68%        98.79%
==============  ===========   ==============    ============   =========   ==========



                     Distribution by Maximum Lifetime Rate

                                          Pct. Of Pool   Weighted     Weighted
  Maximum        Number Of   Principal    By Principal   Avg. Gross   Avg. Current
Lifetime Rate     Loans      Balance        Balance        Coupon       FICO
--------------  ---------- ------------  -------------  -----------  ---------------
 N/A               201      $49,936,591     10.51%        6.769%         694
 10.50 - 10.99%      6        2,439,295      0.51         4.905          683
 11.00 - 11.49%     57       22,479,132      4.73         5.182          683
 11.50 - 11.99%    114       37,040,368      7.79         5.798          670
 12.00 - 12.49%    250       79,870,204     16.81         6.263          678
 12.50 - 12.99%    455      130,266,028     27.41         6.753          664
 13.00 - 13.49%    269       68,575,345     14.43         7.219          660
 13.50 - 13.99%    222       56,103,224     11.81         7.699          654
 14.00 - 14.49%     54       12,805,905      2.69         8.228          657
 14.50 - 14.99%     29        7,703,932      1.62         8.808          647
 15.00 - 15.49%     13        3,357,700      0.71         9.218          660
 15.50 - 15.99%     11        2,787,618      0.59         9.811          638
 16.00%& Above       6        1,851,795      0.39        11.350          654
--------------  ---------- ------------  -------------  -----------  ---------------
Total:           1,687     $475,217,136    100.00%        6.820%         669
==============  ========== ============  =============  ===========  ===============

                    Avg.                         Weighted
  Maximum        Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Lifetime Rate     Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------   ----------
 N/A              $248,441          75.49%          76.50%         84.46%      99.63%
 10.50 - 10.99%    406,549          82.44           82.44          65.48      100.00
 11.00 - 11.49%    394,371          81.71           91.29          93.51      100.00
 11.50 - 11.99%    324,916          79.52           88.29          84.19      100.00
 12.00 - 12.49%    319,481          81.09           89.12          65.40       99.81
 12.50 - 12.99%    286,299          82.21           88.82          59.13       98.60
 13.00 - 13.49%    254,927          82.60           89.60          46.89       99.42
 13.50 - 13.99%    252,717          85.52           89.84          34.37       97.69
 14.00 - 14.49%    237,146          86.60           93.69          20.98       94.17
 14.50 - 14.99%    265,653          89.64           89.98          26.99       92.39
 15.00 - 15.49%    258,285          88.56           88.56          33.88       83.87
 15.50 - 15.99%    253,420          77.20           77.20          37.29      100.00
 16.00%& Above     308,632          88.18           88.18           0.00      100.00
--------------   -----------   --------------    ------------   ---------   ----------
Total:            $281,694          81.81%          87.93%         59.68%      98.79%
==============   ===========   ==============    ============   ==========  ==========



                     Distribution by Minimum Lifetime Rate

                                             Pct. Of Pool   Weighted     Weighted
  Minimum        Number Of     Principal     By Principal   Avg. Gross   Avg. Current
Lifetime Rate     Loans        Balance         Balance        Coupon       FICO
--------------  ----------   ------------   -------------  -----------  --------------
 N/A                201       $49,936,591     10.51%           6.769%       694
 4.50 - 4.99%         6         2,439,295      0.51            4.905        683
 5.00 - 5.49%        57        22,479,132      4.73            5.182        683
 5.50 - 5.99%       114        37,040,368      7.79            5.798        670
 6.00 - 6.49%       250        79,870,204     16.81            6.263        678
 6.50 - 6.99%       455       130,266,028     27.41            6.753        664
 7.00 - 7.49%       269        68,575,345     14.43            7.219        660
 7.50 - 7.99%       222        56,103,224     11.81            7.699        654
 8.00 - 8.49%        54        12,805,905      2.69            8.228        657
 8.50 - 8.99%        29         7,703,932      1.62            8.808        647
 9.00 - 9.49%        13         3,357,700      0.71            9.218        660
 9.50 - 9.99%        11         2,787,618      0.59            9.811        638
10.00% & Above        6         1,851,795      0.39           11.350        654
--------------  ----------   ------------   -------------  -----------  --------------
Total:            1,687      $475,217,136    100.00%           6.820%       669
==============  ==========   ============   =============  ===========  ==============

                     Avg.                       Weighted
  Minimum         Principal     Weighted Avg.      Avg.        Pct. Full   Pct. Owner
Lifetime Rate      Balance       Original LTV   Combined LTV      Doc       Occupied
--------------    -----------   --------------  ------------   ---------   ----------
 N/A              $248,441         75.49%          76.50%        84.46%     99.63%
 4.50 - 4.99%      406,549         82.44           82.44         65.48     100.00
 5.00 - 5.49%      394,371         81.71           91.29         93.51     100.00
 5.50 - 5.99%      324,916         79.52           88.29         84.19     100.00
 6.00 - 6.49%      319,481         81.09           89.12         65.40      99.81
 6.50 - 6.99%      286,299         82.21           88.82         59.13      98.60
 7.00 - 7.49%      254,927         82.60           89.60         46.89      99.42
 7.50 - 7.99%      252,717         85.52           89.84         34.37      97.69
 8.00 - 8.49%      237,146         86.60           93.69         20.98      94.17
 8.50 - 8.99%      265,653         89.64           89.98         26.99      92.39
 9.00 - 9.49%      258,285         88.56           88.56         33.88      83.87
 9.50 - 9.99%      253,420         77.20           77.20         37.29     100.00
10.00% & Above     308,632         88.18           88.18          0.00     100.00
--------------    -----------   --------------  ------------   ---------   ----------
Total:            $281,694         81.81%          87.93%        59.68%     98.79%
==============    ===========   ==============  ============   =========   ==========



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Margin

                                         Pct. Of Pool    Weighted     Weighted
                 Number Of   Principal   By Principal   Avg. Gross   Avg. Current
Margin            Loans      Balance       Balance        Coupon       FICO
--------------  ---------- ------------   ----------   -----------  -------------
 N/A                 201     $49,936,591     10.51%         6.769%       694
 2.00 - 2.49%          1         142,320      0.03          6.500        667
 2.50 - 2.99%          3         904,500      0.19          6.373        772
 3.00 - 3.49%          3       1,134,149      0.24          6.607        673
 3.50 - 3.99%         15       3,964,522      0.83          6.263        644
 4.00 - 4.49%         57      11,790,700      2.48          7.467        667
 4.50 - 4.99%         48      15,477,843      3.26          6.527        727
 5.00 - 5.49%        224      63,847,346     13.44          6.832        672
 5.50 - 5.99%        302      84,031,889     17.68          7.249        638
 6.00 - 6.49%        832     243,735,278     51.29          6.677        669
 7.00 - 7.49%          1         252,000      0.05          7.750        628
--------------  ---------- ------------   ----------   -----------  -------------
Total:             1,687    $475,217,136   100.00%         6.820%        669
==============  ========== ============   ==========   ===========  =============

                    Avg.                         Weighted
                 Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Margin            Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------   ----------
 N/A               $248,441         75.49%           76.50%         84.46%      99.63%
 2.00 - 2.49%       142,320         89.94            89.94         100.00      100.00
 2.50 - 2.99%       301,500         72.65            72.65          49.03      100.00
 3.00 - 3.49%       378,050         81.81            86.89          27.65      100.00
 3.50 - 3.99%       264,301         83.67            84.42          84.33      100.00
 4.00 - 4.49%       206,854         84.15            94.50          30.96      100.00
 4.50 - 4.99%       322,455         81.50            82.60          85.39      100.00
 5.00 - 5.49%       285,033         82.62            82.75          85.72       98.13
 5.50 - 5.99%       278,251         81.01            81.16          77.67       97.43
 6.00 - 6.49%       292,951         83.08            94.09          41.16       99.10
 7.00 - 7.49%       252,000         80.00           100.00           0.00      100.00
--------------   -----------   --------------    ------------   ---------   ----------
Total:             $281,694         81.81%           87.93%         59.68%      98.79%
==============   ===========   ==============    ============   =========   ==========



                     Distribution by First Adjustment Cap

  First                                     Pct. Of Pool    Weighted     Weighted
Adjustment        Number Of    Principal    By Principal   Avg. Gross   Avg. Current
  Cap              Loans       Balance        Balance        Coupon       FICO
--------------   ---------- ------------  -------------  -----------  ---------------
N/A                   201    $49,936,591      10.51%         6.769%        694
1.51 - 2.00%        1,486    425,280,546      89.49          6.826         666
--------------   ---------- ------------  -------------  -----------  ---------------
Total:              1,687   $475,217,136     100.00%         6.820%        669
==============   ========== ============  =============  ===========  ===============

  First              Avg.                         Weighted
Adjustment        Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
  Cap              Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------   --------------    ------------   ---------   ----------
N/A              $248,441           75.49%         76.50%         84.46%      99.63%
1.51 - 2.00%      286,191           82.55          89.27          56.77       98.70
--------------   -----------   --------------    ------------   ---------   ----------
Total:           $281,694           81.81%         87.93%         59.68%      98.79%
==============   ===========   ==============    ============   =========   ==========



                     Distribution by Periodic Lifetime Cap

                                           Pct. Of Pool   Weighted     Weighted
Periodic          Number Of   Principal    By Principal   Avg. Gross   Avg. Current
Lifetime Cap       Loans      Balance        Balance        Coupon       FICO
--------------   ---------- ------------  -------------  -----------  ---------------
N/A                 201      $49,936,591     10.51%        6.769%         694
5.51 - 6.00%      1,486      425,280,546     89.49         6.826          666
--------------   ---------- ------------  -------------  -----------  ---------------
Total:            1,687     $475,217,136    100.00%        6.820%         669
==============   ========== ============  =============  ===========  ===============

                    Avg.                         Weighted
Periodic         Principal      Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Lifetime Cap      Balance        Original LTV     Combined LTV      Doc       Occupied
--------------   -----------    --------------    ------------   ---------   ----------
N/A              $248,441           75.49%         76.50%         84.46%        99.63%
5.51 - 6.00%      286,191           82.55          89.27          56.77         98.70
--------------   -----------    --------------    ------------   ---------   ----------
Total:           $281,694           81.81%         87.93%         59.68%        98.79%
==============   ===========    ==============    ============   =========   ==========



                      Distribution by Interest-Only Loans

Distribution                              Pct. Of Pool    Weighted     Weighted
by Interest-     Number Of   Principal    By Principal   Avg. Gross   Avg. Current
Only Loans        Loans      Balance        Balance        Coupon       FICO
--------------  ----------  ------------ -------------  -----------  --------------
Y                 1,687     $475,217,136    100.00%       6.820%        669
--------------  ----------  ------------ -------------  -----------  --------------
Total:            1,687     $475,217,136    100.00%       6.820%        669
==============  ==========  ============ =============  ===========  ==============

Distribution         Avg.                         Weighted
by Interest-     Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Only Loans        Balance       Original LTV     Combined LTV      Doc       Occupied
--------------  -----------    --------------    ------------   ---------   ----------
Y                 $281,694         81.81%           87.93%        59.68%       98.79%
--------------  -----------    --------------    ------------   ---------   ----------
Total:            $281,694         81.81%           87.93%        59.68%       98.79%
==============  ===========    ==============    ============   =========   ==========



                      Distribution by Interest-Only Term

Distribution                                 Pct. Of Pool     Weighted     Weighted
By Interest-     Number Of     Principal     By Principal    Avg. Gross   Avg. Current
Only Term         Loans        Balance        Balance         Coupon        FICO
--------------  ----------  -------------  -------------   -----------  --------------
24                  659     $195,480,096        41.13%       6.657%         670
36                  177       49,651,730        10.45        6.644          672
60                  851      230,085,311        48.42        6.996          667
--------------  ----------  -------------  -------------   -----------  --------------
Total:            1,687     $475,217,136       100.00%       6.820%         669
==============  ==========  =============  =============   ===========  ==============

Distribution         Avg.                           Weighted
By Interest-       Principal     Weighted Avg.        Avg.        Pct. Full   Pct. Owner
Only Term           Balance       Original LTV     Combined LTV      Doc       Occupied
--------------   -----------    --------------    ------------   ----------  ------------
24                $296,631           83.57%           95.18%         37.28%      98.88%
36                 280,518           82.63            93.76          44.61      100.00
60                 270,371           80.13            80.51          81.97       98.46
--------------   -----------    --------------    ------------   ----------   ------------
Total:            $281,694           81.81%           87.93%         59.68%      98.79%
==============   ===========    ==============    ============   ==========  ============





This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $637,192,000, a term of 32 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 9.69841%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.

The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------


                                                              Interest Rate
Distribution Period                                             Corridor
    (months)         Distribution Date   Strike Rate (%)    Notional Amount ($)
-------------------  -----------------   ---------------    -------------------
      1                25-Sep-05            6.20988           637,192,000.00
      2                25-Oct-05            6.21609           617,596,095.84
      3                25-Nov-05            6.01211           598,568,606.90
      4                25-Dec-05            6.22926           580,098,348.07
      5                25-Jan-06            6.02529           562,169,000.57
      6                25-Feb-06            6.03221           544,764,723.52
      7                25-Mar-06            6.71875           527,870,139.95
      8                25-Apr-06            6.04677           511,470,323.23
      9                25-May-06            6.26628           495,550,783.83
     10                25-Jun-06            6.06233           480,097,456.59
     11                25-Jul-06            6.28292           465,096,688.23
     12                25-Aug-06            6.07898           450,535,225.33
     13                25-Sep-06            6.08774           436,400,202.60
     14                25-Oct-06            6.31008           422,679,131.50
     15                25-Nov-06            6.10617           409,359,889.25
     16                25-Dec-06            6.32980           396,430,708.07
     17                25-Jan-07            6.12593           383,880,164.82
     18                25-Feb-07            6.13633           371,697,170.88
     19                25-Mar-07            6.83803           359,870,962.38
     20                25-Apr-07            6.15825           348,391,090.67
     21                25-May-07            7.15857           337,247,413.10
     22                25-Jun-07            7.69861           326,429,459.00
     23                25-Jul-07            7.98282           315,839,586.11
     24                25-Aug-07            7.73317           305,561,836.12
     25                25-Sep-07            7.75141           295,587,023.89
     26                25-Oct-07            8.03940           285,906,234.28
     27                25-Nov-07            8.17167           276,510,814.18
     28                25-Dec-07            8.87946           267,392,458.75
     29                25-Jan-08            8.60875           258,556,184.67
     30                25-Feb-08            8.63358           249,980,075.90
     31                25-Mar-08            9.27737           241,656,483.47
     32                25-Apr-08            8.68616           233,577,983.06




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      40